UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04098

Name of Registrant:	Vanguard Chester Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2022—September 30, 2023

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2023
Vanguard PRIMECAP Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Trustees Approve Advisory Arrangement	25
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, Vanguard PRIMECAP Fund returned 28.06% for Investor Shares and 28.14% for Admiral Shares. Its benchmark, the Standard & Poor’s 500 Index, returned 21.62%.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Large-capitalization stocks held up better than mid- and small-caps, while value stocks, as measured by the S&P 500 Value Index, outperformed growth stocks, as measured by the S&P 500 Growth Index.
•	The fund’s holdings in the information technology and health care sectors contributed most to relative performance, with industrials also a significant contributor.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

Advisor’s Report
For the 12 months ended September 30, 2023, Vanguard PRIMECAP Fund returned 28.06% for Investor Shares and 28.14% for Admiral Shares, exceeding the 21.62% total return of the fund’s benchmark, the Standard & Poor’s 500 Index, and the 18.46% total return of the fund’s multi-capitalization growth fund competitors. Relative to the S&P 500, favorable stock selection was the primary driver of outperformance during the period.
Investment environment
The fiscal year ended September 30 featured a resurgent equity market. The S&P 500 Index’s robust rebound fully retraced last fiscal year’s decline. Large-capitalization growth stocks, as measured by the Russell 1000 Growth Index, were particularly strong, bouncing 28% after last year’s double-digit drop.
And this despite some notable headwinds in the economic landscape. The Federal Reserve continued its aggressive tightening campaign, executing 11 rate hikes totaling 525 basis points in just over a year. The relentless rise in rates sparked a regional banking crisis in March, starting with Silicon Valley Bank’s overnight collapse. While that contagion was contained, rising yields applied increasing pressure to a variety of rate-sensitive industries.
Nonetheless, a still-tight labor market supported the underlying economy’s ongoing resilience. The unemployment rate remained below 4%, and job growth sustained at a solid pace. Consumers thus continued to spend reliably, and this consistent strength in personal consumption expenditures translated to steady real GDP growth. Meanwhile, inflation moderated to roughly 4%; August’s CPI reading was less than half year-ago levels, while core CPI remained above target but was trending lower. These data largely reinforced the market’s conviction in a soft landing.
Information technology (+43.0%) and communication services (+38.1%) were the standout sectors in a comeback year for Big Tech. Indeed, of the newly minted “Magnificent Seven,” only Amazon (+13%) and Tesla (–6%) lagged, weighing on consumer discretionary (+14%). The other constituents—NVIDIA (+259%), Meta (+121%), Alphabet (+37%), Microsoft (+37%), and Apple (+25%)—fueled the S&P 500 return, and these seven now comprise nearly 30% of the index, an unprecedented concentration. Elsewhere, defensive sectors including utilities (–7.0%), real estate (–1.4%), consumer staples (+6.7%), and health care (+8.2%) underperformed, while the energy sector (+30.2%) outpaced oil’s rise and registered a large gain.
Outlook for U.S. equities
Given the market’s outsized strength, the S&P 500 Index’s valuation (17.8x forward P/E) has again swelled above historical norms; the 20-year average is 15.6x. Forward earnings incorporate most of 2024’s consensus 12% earnings growth, an expectation that defies widespread concerns about a slowing macroeconomic

2

environment. Meanwhile, interest rates continue to climb; the 10-year Treasury yield finished the period at 4.57%, a level not seen since 2007. Higher interest rates are not prescriptive, but a higher-for-longer rate regime undermines support for above-average equity valuations. These metrics warrant a more cautious outlook.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrials stocks; these sectors together comprised 44% of the fund’s average assets compared with 23% in the S&P 500. The portfolio was slightly overweight consumer discretionary (11% of average assets versus 10% for the S&P 500), equal weighted information technology (25% of average assets), and underweight financials (7% versus 13%), communication services (6% versus 8%), energy (2% versus 5%), and materials (1% versus 3%). The fund maintained limited exposure to consumer staples, real estate, and utilities.
Sector allocation had a mixed impact during the period. The fund’s large overweight position in health care created a substantial headwind. This was roughly offset by underweight positions in other sector laggards, including utilities, real estate, consumer staples, and financials.
Favorable stock selection was the primary driver of relative results. Eli Lilly (+68%), the fund’s largest position, surged in response to growing optimism in its twin blockbuster drugs, donanemab for Alzheimer’s and Mounjaro for diabetes and obesity. Health care selection was otherwise varied, with Novartis (+38%), Boston Scientific (+36%), and AstraZeneca (+26%) roughly offsetting Bristol-Myers Squibb (–16%), Roche (–14%), and Biogen (–4%). Within industrials, FedEx (+83%) soared as sentiment improved following a difficult stretch; European giants Airbus (+57%) and Siemens (+49%) also logged strong performances. In contrast, Southwest (–10%) declined on account of higher fuel prices and persistent operational shortcomings.
Selection elsewhere was mixed. Within information technology, strong results from Splunk (+94%), Adobe (+85%), KLA (+54%), and Intel (+43%) only served to offset the fund’s underweight positions in NVIDIA (+259%) and Microsoft (+37%), where exuberance around artificial intelligence (AI) drove massive gains. Within consumer discretionary, Royal Caribbean (+143%) more than doubled as cruising fully recovered; this roughly offset a challenging year for Alibaba (+8%), which endured a struggling Chinese economy. Finally, within communication services, limited exposure to Meta (+121%) proved detrimental.
As of September 30, 2023, the fund’s top 10 holdings comprised 39% of assets.
Advisor perspectives
Market leadership of late has again been heavily concentrated in Big Tech, a stark contrast to last year’s sell-off, when the large-capitalization growth stocks underperformed. A substantial
3

breakthrough in generative AI explained some of Big Tech’s comeback, but so did a belief that a more auspicious interest rate dynamic was just around the corner. Recent equity weakness—especially in Big Tech—is partly a realization that such rate relief may not materialize.
We tend not to obsess about interest rates per se. Our preference for other stocks—the fund is meaningfully underweight the Magnificent Seven in aggregate—reflects bottom-up, fundamental investment theses untethered to a particular rate environment. The fund’s largest holding, Eli Lilly, is a prime example.
Not long ago, glucagon-like peptide-1 receptor agonists, or GLP-1s, were a relatively obscure drug class primarily used to treat diabetes. Novo Nordisk’s Victoza launched in 2010, followed by Eli Lilly’s superior Trulicity in 2014. These GLP-1 therapies and their next-generation derivatives lower blood sugar levels and thus help resolve a diabetic deficiency. But they also induce weight loss, at least in part by signaling satiety to the hypothalamus. First Novo and then Lilly thus pivoted to an obesity indication, with Novo’s Wegovy (a version of its Ozempic product) achieving FDA approval for obesity in 2021 and, in something of a Trulicity echo, Lilly’s superior Mounjaro on the cusp of the same milestone.
Today, GLP-1s are no longer just another drug class. As a combination GLP-1/GIP agonist, Mounjaro delivers better efficacy and will be advantaged commercially. The stage is set for Mounjaro to become one of the most successful drugs in pharmaceutical history. Lilly’s earnings could quadruple or more by decade-end.
Of note, the fund holds dozens of other not-yet-magnificent stocks with enormous upside potential, whose fundamental trajectories today may resemble Eli Lilly’s a decade ago. Of course, many will not fully realize this potential as such outcomes are exceedingly rare. But our portfolio is biased toward such differentiated opportunities.
Conclusion
This year’s once-inevitable recession never arrived, as the Fed has managed to trim inflation without stalling the economic engine. Worrisome indicators—for instance, an inverted yield curve and declining money supply—have thus far not been predictive, even if our qualitative assessment of the economy skews negative and our outlook leans cautious. But we still own companies whose fundamentals, like those of Eli Lilly, can evolve much better than the market anticipates. And we still prefer such stocks to the Magnificent Seven, where expectations are perhaps unsustainably high.
PRIMECAP Management Company
October 11, 2023
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
PRIMECAP Fund
Investor Shares	$1,000.00	$1,089.30	$1.99
Admiral™ Shares	1,000.00	1,089.60	1.62
Based on Hypothetical 5% Yearly Return
PRIMECAP Fund
Investor Shares	$1,000.00	$1,023.16	$1.93
Admiral Shares	1,000.00	1,023.51	1.57
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.31% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

PRIMECAP Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
PRIMECAP Fund Investor Shares	28.06%	9.07%	13.05%	$34,104
S&P 500 Index	21.62	9.92	11.91	30,821
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	28,891

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
PRIMECAP Fund Admiral Shares	28.14%	9.15%	13.13%	$171,750
S&P 500 Index	21.62	9.92	11.91	154,103
Dow Jones U.S. Total Stock Market Float Adjusted Index	20.49	9.01	11.19	144,456
See Financial Highlights for dividend and capital gains information.
7

PRIMECAP Fund
Fund Allocation
As of September 30, 2023
Communication Services	6.2%
Consumer Discretionary	11.3
Consumer Staples	0.3
Energy	2.5
Financials	6.4
Health Care	32.2
Industrials	13.0
Information Technology	26.8
Materials	1.3
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
8

PRIMECAP Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.3%)
Communication Services (6.1%)
*	Alphabet Inc. Class A	11,184,290	1,463,576
*	Alphabet Inc. Class C	6,464,720	852,373
*	Baidu Inc. ADR	5,322,948	715,138
*	Walt Disney Co.	4,299,554	348,479
	Activision Blizzard Inc.	3,287,700	307,828
*	Charter Communications Inc. Class A	193,600	85,149
*	Meta Platforms Inc. Class A	243,500	73,101
*	T-Mobile US Inc.	339,300	47,519
*	Live Nation Entertainment Inc.	499,000	41,437
*	Netflix Inc.	76,200	28,773
*	Altice USA Inc. Class A	4,710,800	15,404
	Comcast Corp. Class A	51,000	2,262
	Nintendo Co. Ltd.	17,500	727
	Electronic Arts Inc.	5,700	686
*	Roblox Corp. Class A	13,250	384
			3,982,836
Consumer Discretionary (11.1%)
*	Tesla Inc.	5,753,000	1,439,516
[1]	Sony Group Corp. ADR	13,245,000	1,091,520
	Ross Stores Inc.	7,604,700	858,951
*	Alibaba Group Holding Ltd. ADR	9,901,817	858,884
	TJX Cos. Inc.	8,168,600	726,025
*,2	Mattel Inc.	26,455,838	582,822
[2]	Whirlpool Corp.	3,007,832	402,147
*	Amazon.com Inc.	3,063,500	389,432
*	Royal Caribbean Cruises Ltd.	2,404,147	221,518
	Bath & Body Works Inc.	3,490,014	117,963
	Marriott International Inc. Class A	448,410	88,139
*	Flutter Entertainment plc (XDUB)	531,171	86,425
	Hilton Worldwide Holdings Inc.	423,766	63,641
[1]	Restaurant Brands International Inc.	808,900	53,889
	eBay Inc.	1,189,000	52,423
	McDonald's Corp.	191,800	50,528
*	Burlington Stores Inc.	217,700	29,455
*	Carnival Corp.	2,054,065	28,182
	Lowe's Cos. Inc.	125,000	25,980
		Shares	Market Value• ($000)
	MGM Resorts International	540,000	19,850
*	Victoria's Secret & Co.	1,168,271	19,487
*	Ulta Beauty Inc.	21,000	8,388
	Las Vegas Sands Corp.	173,400	7,949
	Newell Brands Inc.	625,000	5,644
			7,228,758
Consumer Staples (0.3%)
	Sysco Corp.	1,484,400	98,044
*	Dollar Tree Inc.	659,700	70,225
	Altria Group Inc.	594,100	24,982
[1]	Haleon plc ADR	548,000	4,565
	Dollar General Corp.	20,000	2,116
			199,932
Energy (2.4%)
	Hess Corp.	4,874,200	745,752
	Pioneer Natural Resources Co.	2,231,500	512,241
	EOG Resources Inc.	1,595,600	202,258
*	Transocean Ltd. (XNYS)	12,078,773	99,167
	Schlumberger NV	700,100	40,816
			1,600,234
Financials (6.3%)
	Wells Fargo & Co.	27,837,347	1,137,434
	Visa Inc. Class A	2,281,400	524,745
	Marsh & McLennan Cos. Inc.	2,630,516	500,587
	JPMorgan Chase & Co.	3,290,400	477,174
	Raymond James Financial Inc.	4,257,403	427,571
	Bank of America Corp.	8,434,632	230,940
	CME Group Inc.	620,068	124,150
	Mastercard Inc. Class A	308,300	122,059
	Progressive Corp.	850,000	118,405
	Northern Trust Corp.	1,507,900	104,769
	Citigroup Inc.	1,822,300	74,951
	Fidelity National Information Services Inc.	1,281,500	70,829
*	PayPal Holdings Inc.	866,500	50,656
	Goldman Sachs Group Inc.	150,000	48,536
	Charles Schwab Corp.	873,014	47,928
	Morgan Stanley	205,000	16,742
	Discover Financial Services	182,525	15,812
			4,093,288
9

PRIMECAP Fund
		Shares	Market Value• ($000)
Health Care (31.7%)
	Eli Lilly & Co.	13,218,508	7,100,057
	Amgen Inc.	8,980,295	2,413,544
*,2	Biogen Inc.	9,016,571	2,317,349
	AstraZeneca plc ADR	25,805,588	1,747,554
*	Boston Scientific Corp.	25,747,344	1,359,460
[1]	Novartis AG ADR	8,961,185	912,786
	Thermo Fisher Scientific Inc.	1,799,547	910,877
	Bristol-Myers Squibb Co.	11,502,023	667,577
*	BioMarin Pharmaceutical Inc.	6,697,338	592,581
	Roche Holding AG	1,557,193	425,115
*	BeiGene Ltd. ADR	2,277,390	409,634
	GSK plc ADR	8,630,550	312,857
*	Seagen Inc.	1,252,675	265,755
	Zimmer Biomet Holdings Inc.	2,188,800	245,627
*	Elanco Animal Health Inc. (XNYS)	17,528,639	197,022
	Abbott Laboratories	1,936,695	187,569
	CVS Health Corp.	2,134,000	148,996
	Stryker Corp.	317,400	86,736
	Agilent Technologies Inc.	732,516	81,910
	Sanofi ADR	893,000	47,901
	Medtronic plc	570,000	44,665
*	IQVIA Holdings Inc.	213,584	42,023
	Danaher Corp.	167,402	41,532
[3]	Siemens Healthineers AG	721,300	36,485
*	Edwards Lifesciences Corp.	492,100	34,093
	Alcon Inc.	431,477	33,250
*	Waters Corp.	33,680	9,235
	Humana Inc.	10,076	4,902
	UnitedHealth Group Inc.	9,615	4,848
*	Zimvie Inc.	101,700	957
			20,682,897
Industrials (12.7%)
	FedEx Corp.	8,572,658	2,271,069
	Siemens AG (Registered)	7,787,469	1,112,898
	Southwest Airlines Co.	25,438,978	688,633
	Airbus SE	3,971,592	531,592
*	United Airlines Holdings Inc.	12,136,003	513,353
	Delta Air Lines Inc.	11,146,900	412,435
	Caterpillar Inc.	1,348,100	368,031
	United Parcel Service Inc. Class B (XNYS)	1,928,970	300,669
	Textron Inc.	3,612,300	282,265
	Union Pacific Corp.	1,350,400	274,982
*	TransDigm Group Inc.	315,666	266,147
*	American Airlines Group Inc.	19,044,313	243,958
	Carrier Global Corp.	3,187,200	175,933
*	Alaska Air Group Inc.	3,298,400	122,305
	General Dynamics Corp.	513,800	113,534
	Otis Worldwide Corp.	1,367,260	109,805
	JB Hunt Transport Services Inc.	515,900	97,257
	CSX Corp.	2,585,000	79,489
		Shares	Market Value• ($000)
	Rockwell Automation Inc.	165,500	47,311
	nVent Electric plc	859,000	45,518
	Honeywell International Inc.	221,000	40,828
*	Lyft Inc. Class A	3,208,900	33,822
	L3Harris Technologies Inc.	189,000	32,909
	AMETEK Inc.	221,000	32,655
	Deere & Co.	75,700	28,568
	RTX Corp.	376,870	27,123
*	WillScot Mobile Mini Holdings Corp.	631,000	26,243
	Norfolk Southern Corp.	127,000	25,010
*	Ryanair Holdings plc ADR	250,000	24,302
*	Uber Technologies Inc.	113,650	5,227
			8,333,871
Information Technology (26.4%)
*	Adobe Inc.	4,357,557	2,221,918
	Microsoft Corp.	6,240,402	1,970,407
	Texas Instruments Inc.	10,764,172	1,711,611
	KLA Corp.	3,581,760	1,642,810
	Micron Technology Inc.	23,646,774	1,608,690
	Intel Corp.	45,108,718	1,603,615
	Oracle Corp.	8,789,770	931,012
	NVIDIA Corp.	1,725,500	750,575
	NetApp Inc.	8,312,241	630,733
	Intuit Inc.	1,184,800	605,362
*	Splunk Inc.	3,929,808	574,734
	Analog Devices Inc.	2,491,400	436,219
	QUALCOMM Inc.	3,138,006	348,507
	HP Inc.	12,883,216	331,099
	Hewlett Packard Enterprise Co.	17,189,842	298,587
	Apple Inc.	1,567,000	268,286
	Cisco Systems Inc.	4,371,279	235,000
[1]	Telefonaktiebolaget LM Ericsson ADR	38,743,541	188,294
	Entegris Inc.	1,835,622	172,383
	Applied Materials Inc.	1,142,300	158,151
	Corning Inc.	3,990,600	121,594
*	Autodesk Inc.	424,200	87,771
*	Palo Alto Networks Inc.	315,450	73,954
*	Western Digital Corp.	1,110,000	50,649
*	BlackBerry Ltd.	9,975,500	46,985
	Teradyne Inc.	343,200	34,478
*	Keysight Technologies Inc.	179,500	23,750
*	VMware Inc. Class A	120,000	19,978
	Dell Technologies Inc. Class C	273,900	18,872
	Marvell Technology Inc.	344,000	18,621
	Jabil Inc.	80,000	10,151
*	Salesforce Inc.	48,200	9,774
*	Fortinet Inc.	69,450	4,075
[1]	Infineon Technologies AG ADR	75,000	2,488
*	Arista Networks Inc.	4,000	736
*	Okta Inc.	7,500	611
*	Unity Software Inc.	11,950	375
*	RingCentral Inc. Class A	8,000	237
			17,213,092
Materials (1.3%)
	Glencore plc	38,813,549	221,024
	Albemarle Corp.	1,085,835	184,635

10

PRIMECAP Fund
		Shares	Market Value• ($000)
	DuPont de Nemours Inc.	1,972,356	147,118
	Linde plc	245,300	91,337
	Freeport-McMoRan Inc.	2,186,900	81,550
	Dow Inc.	1,255,817	64,750
	Corteva Inc.	1,109,216	56,748
			847,162
Total Common Stocks (Cost $24,448,359)			64,182,070
Temporary Cash Investments (1.9%)
Money Market Fund (1.9%)
[4,5]	Vanguard Market Liquidity Fund, 5.391% (Cost $1,211,059)	12,114,478	1,211,327
Total Investments (100.2%) (Cost $25,659,418)			65,393,397
Other Assets and Liabilities—Net (-0.2%)			(134,106)
Net Assets (100%)			65,259,291
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $139,866,000.
2	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, the aggregate value was $36,485,000, representing 0.1% of net assets.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $144,394,000 was received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
11

PRIMECAP Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $23,252,278)	60,879,752
Affiliated Issuers (Cost $2,407,140)	4,513,645
Total Investments in Securities	65,393,397
Investment in Vanguard	2,281
Cash	5,120
Receivables for Accrued Income	74,836
Receivables for Capital Shares Issued	11,838
Total Assets	65,487,472
Liabilities
Payables for Investment Securities Purchased	37,574
Collateral for Securities on Loan	144,394
Payables to Investment Advisor	30,277
Payables for Capital Shares Redeemed	11,844
Payables to Vanguard	4,092
Total Liabilities	228,181
Net Assets	65,259,291
1 Includes $139,866,000 of securities on loan.
At September 30, 2023, net assets consisted of:

Paid-in Capital	21,227,367
Total Distributable Earnings (Loss)	44,031,924
Net Assets	65,259,291

Investor Shares—Net Assets
Applicable to 32,361,173 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,762,464
Net Asset Value Per Share—Investor Shares	$147.17

Admiral Shares—Net Assets
Applicable to 396,669,106 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	60,496,827
Net Asset Value Per Share—Admiral Shares	$152.51

See accompanying Notes, which are an integral part of the Financial Statements.
12

PRIMECAP Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	898,557
Dividends—Affiliated Issuers	20,958
Interest—Affiliated Issuers	67,458
Securities Lending—Net	145
Total Income	987,118
Expenses
Investment Advisory Fees—Note B	115,995
The Vanguard Group—Note C
Management and Administrative—Investor Shares	9,025
Management and Administrative—Admiral Shares	72,712
Marketing and Distribution—Investor Shares	193
Marketing and Distribution—Admiral Shares	1,789
Custodian Fees	1,677
Auditing Fees	30
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	194
Trustees’ Fees and Expenses	36
Other Expenses	417
Total Expenses	202,133
Expenses Paid Indirectly	(5)
Net Expenses	202,128
Net Investment Income	784,990
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	4
Investment Securities Sold—Unaffiliated Issuers	4,162,634
Investment Securities Sold—Affiliated Issuers	(3,750)
Foreign Currencies	(51)
Realized Net Gain (Loss)	4,158,837
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	10,282,718
Investment Securities—Affiliated Issuers	(9,221)
Foreign Currencies	398
Change in Unrealized Appreciation (Depreciation)	10,273,895
Net Increase (Decrease) in Net Assets Resulting from Operations	15,217,722
1	Dividends are net of foreign withholding taxes of $14,530,000.

See accompanying Notes, which are an integral part of the Financial Statements.
13

PRIMECAP Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	784,990	694,417
Realized Net Gain (Loss)	4,158,837	5,251,839
Change in Unrealized Appreciation (Depreciation)	10,273,895	(17,464,208)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,217,722	(11,517,952)
Distributions
Investor Shares	(408,794)	(553,707)
Admiral Shares	(5,062,138)	(6,487,189)
Total Distributions	(5,470,932)	(7,040,896)
Capital Share Transactions
Investor Shares	(215,027)	(197,112)
Admiral Shares	(113,439)	659,600
Net Increase (Decrease) from Capital Share Transactions	(328,466)	462,488
Total Increase (Decrease)	9,418,324	(18,096,360)
Net Assets
Beginning of Period	55,840,967	73,937,327
End of Period	65,259,291	55,840,967

See accompanying Notes, which are an integral part of the Financial Statements.
14

PRIMECAP Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$126.26	$168.72	$142.86	$133.12	$147.61
Investment Operations
Net Investment Income[1]	1.632	1.456	1.183	1.745	1.715
Net Realized and Unrealized Gain (Loss) on Investments	31.717	(27.430)	39.134	17.947	(6.495)
Total from Investment Operations	33.349	(25.974)	40.317	19.692	(4.780)
Distributions
Dividends from Net Investment Income	(1.549)	(1.150)	(1.542)	(1.690)	(1.470)
Distributions from Realized Capital Gains	(10.890)	(15.336)	(12.915)	(8.262)	(8.240)
Total Distributions	(12.439)	(16.486)	(14.457)	(9.952)	(9.710)
Net Asset Value, End of Period	$147.17	$126.26	$168.72	$142.86	$133.12
Total Return[2]	28.06%	-17.25%	29.74%	15.05%	-2.41%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,762	$4,243	$5,878	$5,697	$6,095
Ratio of Total Expenses to Average Net Assets	0.38%[3]	0.38%[3]	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.17%	0.95%	0.73%	1.31%	1.32%
Portfolio Turnover Rate	4%	3%	5%	6%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.38%.

See accompanying Notes, which are an integral part of the Financial Statements.
15

PRIMECAP Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$130.87	$174.92	$148.12	$138.02	$153.09
Investment Operations
Net Investment Income[1]	1.793	1.621	1.345	1.920	1.880
Net Realized and Unrealized Gain (Loss) on Investments	32.854	(28.426)	40.564	18.600	(6.756)
Total from Investment Operations	34.647	(26.805)	41.909	20.520	(4.876)
Distributions
Dividends from Net Investment Income	(1.718)	(1.343)	(1.716)	(1.853)	(1.647)
Distributions from Realized Capital Gains	(11.289)	(15.902)	(13.393)	(8.567)	(8.547)
Total Distributions	(13.007)	(17.245)	(15.109)	(10.420)	(10.194)
Net Asset Value, End of Period	$152.51	$130.87	$174.92	$148.12	$138.02
Total Return[2]	28.14%	-17.19%	29.83%	15.13%	-2.34%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60,497	$51,598	$68,059	$58,626	$57,177
Ratio of Total Expenses to Average Net Assets	0.31%[3]	0.31%[3]	0.31%	0.31%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.02%	0.80%	1.39%	1.39%
Portfolio Turnover Rate	4%	3%	5%	6%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.31%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

PRIMECAP Fund
Notes to Financial Statements
Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.  Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and
17

PRIMECAP Fund
settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
18

PRIMECAP Fund
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2023, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2023, the fund had contributed to Vanguard capital in the amount of $2,281,000, representing less than 0.01% of the fund’s net assets and 0.91% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2023, custodian fee offset arrangements reduced the fund’s expenses by $5,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
19

PRIMECAP Fund
The following table summarizes the market value of the fund’s investments as of September 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	61,767,804	2,414,266	—	64,182,070
Temporary Cash Investments	1,211,327	—	—	1,211,327
Total	62,979,131	2,414,266	—	65,393,397
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	231,487
Total Distributable Earnings (Loss)	(231,487)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	612,526
Undistributed Long-Term Gains	3,692,808
Net Unrealized Gains (Losses)	39,726,590
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	44,031,924
20

PRIMECAP Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	721,198	804,431
Long-Term Capital Gains	4,749,734	6,236,465
Total	5,470,932	7,040,896
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	25,666,797
Gross Unrealized Appreciation	42,386,363
Gross Unrealized Depreciation	(2,659,763)
Net Unrealized Appreciation (Depreciation)	39,726,600
G.	During the year ended September 30, 2023, the fund purchased $2,390,626,000 of investment securities and sold $6,892,650,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	205,544	1,472	229,327	1,457
Issued in Lieu of Cash Distributions	388,807	3,083	527,986	3,387
Redeemed	(809,378)	(5,800)	(954,425)	(6,080)
Net Increase (Decrease)—Investor Shares	(215,027)	(1,245)	(197,112)	(1,236)
Admiral Shares
Issued	1,725,734	12,228	1,600,922	10,130
Issued in Lieu of Cash Distributions	4,730,931	36,219	6,077,212	37,637
Redeemed	(6,570,104)	(46,041)	(7,018,534)	(42,598)
Net Increase (Decrease)—Admiral Shares	(113,439)	2,406	659,600	5,169
21

PRIMECAP Fund
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Biogen Inc.	2,381,790	30,163	3,588	234	(91,250)	—	—	2,317,349
Mattel Inc.	517,760	—	15,791	(3,750)	84,603	—	—	582,822
Vanguard Market Liquidity Fund	1,696,764	NA1	NA1	136	147	67,458	4	1,211,327
Whirlpool Corp.	403,733	4,843	3,338	(370)	(2,721)	20,958	—	402,147
Total	5,000,047	35,006	22,717	(3,750)	(9,221)	88,416	4	4,513,645
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
K.	Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard PRIMECAP Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard PRIMECAP Fund (one of the funds constituting Vanguard Chester Funds, referred to hereafter as the "Fund") as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 92.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $721,198,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $4,943,218,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $15,692,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
24

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory arrangement with PRIMECAP Management Company (PRIMECAP). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.
The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisor.
Prior to their meeting, the trustees were provided with a memo and material that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.
Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that PRIMECAP, founded in 1983, is recognized for its long-term approach to growth equity investing. Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that the market has yet to appreciate. The multi-counselor approach employed by PRIMECAP is designed to emphasize individual decision-making and enable the portfolio managers to invest in their highest-conviction ideas. The advisor’s fundamental research focuses on developing opinions independent from Wall Street’s consensus and maintaining a long-term horizon. PRIMECAP has managed the fund since its inception in 1984.
The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.
Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue.
25

Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also below the peer-group average.
The board did not consider the profitability of PRIMECAP in determining whether to approve the advisory fee, because PRIMECAP is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as fund assets increase.
The board will consider whether to renew the advisory arrangement again after a one-year period.
26

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q590 112023

Annual Report  |  September 30, 2023
Vanguard Target Retirement Funds
Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund
Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, returns for the six Vanguard Target Retirement Funds covered in this report ranged from 7.02% for the Income Fund to 16.15% for the 2040 Fund. (The funds with target dates of 2045 through 2070 are covered in a separate report.)
•	Early in the period, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve and other major central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained U.S. or global recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	For the 10 years ended September 30, the funds’ average annual returns ranged from 3.60% for the Income Fund to 7.26% for the 2040 Fund.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$989.80	$0.40
Target Retirement 2020 Fund	$1,000.00	$994.40	$0.40
Target Retirement 2025 Fund	$1,000.00	$999.40	$0.40
Target Retirement 2030 Fund	$1,000.00	$1,002.40	$0.40
Target Retirement 2035 Fund	$1,000.00	$1,006.80	$0.40
Target Retirement 2040 Fund	$1,000.00	$1,010.80	$0.40
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2020 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2025 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2030 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2035 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2040 Fund	$1,000.00	$1,024.67	$0.41
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, and 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Target Retirement Income Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement Income Fund	7.02%	2.69%	3.60%	$14,240
Target Income Composite Index	7.31	2.97	3.84	14,578
Bloomberg U.S. Aggregate Bond Index	0.64	0.10	1.13	11,185
Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index, and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Bond Market II Index Fund Investor Shares	37.2%
Vanguard Total Stock Market Index Fund Institutional Plus Shares	17.5
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	17.1
Vanguard Total International Bond II Index Fund Institutional Shares	16.2
Vanguard Total International Stock Index Fund Investor Shares	12.0
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement Income Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (99.2%)
U.S. Stock Fund (17.4%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	31,587,243	6,127,293
International Stock Fund (11.9%)
	Vanguard Total International Stock Index Fund Investor Shares	244,056,344	4,192,888
U.S. Bond Funds (53.8%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,434,365,655	13,009,696
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	253,514,275	5,967,726
			18,977,422
International Bond Fund (16.1%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	221,237,110	5,685,794
Total Investment Companies (Cost $32,688,565)			34,983,397
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $283,255)	2,833,704	283,342
Total Investments (100.0%) (Cost $32,971,820)			35,266,739
Other Assets and Liabilities—Net (0.0%)			(3,466)
Net Assets (100%)			35,263,273
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Target Retirement Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	1,810	195,593	(3,893)
E-mini S&P 500 Index	December 2023	423	91,484	(3,927)
				(7,820)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $32,971,820)	35,266,739
Cash	4
Cash Collateral Pledged—Futures Contracts	8,367
Receivables for Investment Securities Sold	5,578
Receivables for Accrued Income	89,060
Receivables for Capital Shares Issued	13,687
Variation Margin Receivable—Futures Contracts	114
Total Assets	35,383,549
Liabilities
Payables for Investment Securities Purchased	89,070
Payables for Capital Shares Redeemed	31,206
Total Liabilities	120,276
Net Assets	35,263,273
At September 30, 2023, net assets consisted of:

Paid-in Capital	32,559,967
Total Distributable Earnings (Loss)	2,703,306
Net Assets	35,263,273

Net Assets
Applicable to 2,837,086,106 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	35,263,273
Net Asset Value Per Share	$12.43
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	972,603
Net Investment Income—Note B	972,603
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1
Affiliated Funds Sold[1]	427,570
Futures Contracts	(3,766)
Realized Net Gain (Loss)	423,805
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,111,662
Futures Contracts	35,496
Change in Unrealized Appreciation (Depreciation)	1,147,158
Net Increase (Decrease) in Net Assets Resulting from Operations	2,543,566
1	Includes $74,035,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	972,603	682,240
Realized Net Gain (Loss)	423,805	367,744
Change in Unrealized Appreciation (Depreciation)	1,147,158	(5,178,040)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,543,566	(4,128,056)
Distributions
Total Distributions	(1,182,988)	(1,512,703)
Capital Share Transactions
Issued	2,868,217	4,128,690
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement Income Fund—Note G	—	8,507,454
Issued in Connection with Acquisition of Vanguard Target Retirement 2015 Fund—Note G	—	17,151,053
Issued in Lieu of Cash Distributions	1,143,309	1,422,170
Redeemed	(6,630,784)	(5,368,260)
Net Increase (Decrease) from Capital Share Transactions	(2,619,258)	25,841,107
Total Increase (Decrease)	(1,258,680)	20,200,348
Net Assets
Beginning of Period	36,521,953	16,321,605
End of Period	35,263,273	36,521,953
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.00	$15.24	$14.54	$13.85	$13.52
Investment Operations
Net Investment Income[1]	.333	.380	.278	.308	.341
Capital Gain Distributions Received[1]	.000[2]	.017	.056	—	—
Net Realized and Unrealized Gain (Loss) on Investments	.503	(2.381)	.887	.696	.533
Total from Investment Operations	.836	(1.984)	1.221	1.004	.874
Distributions
Dividends from Net Investment Income	(.360)	(.382)	(.256)	(.297)	(.352)
Distributions from Realized Capital Gains	(.046)	(.874)	(.265)	(.017)	(.192)
Total Distributions	(.406)	(1.256)	(.521)	(.314)	(.544)
Net Asset Value, End of Period	$12.43	$12.00	$15.24	$14.54	$13.85
Total Return[3]	7.02%	-14.19%	8.48%	7.35%	6.75%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,263	$36,522	$16,322	$17,576	$16,984
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.64%	2.82%	1.84%	2.19%	2.54%
Portfolio Turnover Rate	4%[5]	19%[5]	6%	17%	10%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement Income Fund on February 11, 2022, the AFFE was 0.12% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis and remained 0.08% following the acquisition of Vanguard Target Retirement 2015 Fund on July 8, 2022. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund
Notes to Financial Statements
Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement Income Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants

Target Retirement Income Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	95,844
Total Distributable Earnings (Loss)	(95,844)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition

Target Retirement Income Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	94,083
Undistributed Long-Term Gains	337,575
Net Unrealized Gains (Losses)	2,271,648
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	2,703,306
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,046,938	599,113
Long-Term Capital Gains	136,050	913,590
Total	1,182,988	1,512,703
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	32,995,091
Gross Unrealized Appreciation	5,184,267
Gross Unrealized Depreciation	(2,912,619)
Net Unrealized Appreciation (Depreciation)	2,271,648

Target Retirement Income Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	227,373	308,419
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement Income Fund—Note G	—	610,729
Issued in Connection with Acquisition of Vanguard Target Retirement 2015 Fund—Note G	—	1,349,414
Issued in Lieu of Cash Distributions	92,349	102,470
Redeemed	(527,079)	(397,574)
Net Increase (Decrease) in Shares Outstanding	(207,357)	1,973,458
G.  On February 11, 2022, the Vanguard Target Retirement Income Fund acquired all the net assets of Vanguard Institutional Target Retirement Income Fund (the “Institutional Target Retirement Income Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 610,729,000 shares of Vanguard Target Retirement Income Fund for the 358,209,000 shares of the Institutional Target Retirement Income Fund outstanding on February 11, 2022. The Institutional Target Retirement Income Fund's net assets of $8,507,454,000, including $918,723,000 of unrealized appreciation, were combined with Vanguard Target Retirement Income Fund's net assets of $15,628,555,000, resulting in combined net assets of $24,136,009,000 on February 11, 2022.
On July 8, 2022, the Vanguard Target Retirement Income Fund acquired all the net assets of Vanguard Target Retirement 2015 Fund (the “Target Retirement 2015 Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in December 2021. The acquisition was accomplished by a tax-free exchange of 1,349,414,000 shares of Vanguard Target Retirement Income Fund for the 1,369,892,000 shares of the Target Retirement 2015 Fund outstanding on July 8, 2022. The Target Retirement 2015 Fund's net assets of $17,151,053,000, including $1,731,772,000 of unrealized appreciation, were combined with Vanguard Target Retirement Income Fund's net assets of $22,160,053,000, resulting in combined net assets of $39,311,106,000 on July 8, 2022.

Target Retirement Income Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	446,308	NA2	NA2	40	40	18,340	1	283,342
Vanguard Short-Term Inflation-Protected Securities Index Fund	6,232,081	299,179	528,948	(19,058)	(15,528)	233,297	—	5,967,726
Vanguard Total Bond Market II Index Fund	13,535,615	697,940	931,283	(67,298)	(225,278)	392,575	—	13,009,696
Vanguard Total International Bond II Index Fund	5,936,226	94,066	380,148	(37,119)	72,769	94,066	—	5,685,794
Vanguard Total International Stock Index Fund	4,191,103	173,890	883,029	28,747	682,177	130,996	—	4,192,888
Vanguard Total Stock Market Index Fund	6,173,767	193,326	1,359,540	522,258	597,482	103,329	—	6,127,293
Total	36,515,100	1,458,401	4,082,948	427,570	1,111,662	972,603	1	35,266,739
1	Includes $425,530,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.

Target Retirement Income Fund
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Target Retirement 2020 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2020 Fund	9.36%	3.58%	5.24%	$16,660
Target 2020 Composite Index	9.68	3.95	5.54	17,140
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2020 Composite Index. Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Bond Market II Index Fund Investor Shares	32.9%
Vanguard Total Stock Market Index Fund Institutional Plus Shares	24.0
Vanguard Total International Stock Index Fund Investor Shares	16.4
Vanguard Total International Bond II Index Fund Institutional Shares	14.8
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	11.9
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2020 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (99.1%)
U.S. Stock Fund (23.8%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	46,280,257	8,977,444
International Stock Fund (16.2%)
	Vanguard Total International Stock Index Fund Investor Shares	356,087,443	6,117,582
U.S. Bond Funds (44.4%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,357,403,938	12,311,654
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	189,118,244	4,451,843
			16,763,497
International Bond Fund (14.7%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	215,848,457	5,547,306
Total Investment Companies (Cost $33,364,438)			37,405,829
Temporary Cash Investments (0.9%)
Money Market Fund (0.9%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $348,165)	3,482,929	348,258
Total Investments (100.0%) (Cost $33,712,603)			37,754,087
Other Assets and Liabilities—Net (0.0%)			(3,579)
Net Assets (100%)			37,750,508
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Target Retirement 2020 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	1,969	212,775	(4,234)
E-mini S&P 500 Index	December 2023	652	141,011	(6,053)
				(10,287)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $33,712,603)	37,754,087
Cash Collateral Pledged—Futures Contracts	11,250
Receivables for Accrued Income	76,341
Receivables for Capital Shares Issued	37,842
Variation Margin Receivable—Futures Contracts	9
Total Assets	37,879,529
Liabilities
Payables for Investment Securities Purchased	85,380
Payables for Capital Shares Redeemed	43,641
Total Liabilities	129,021
Net Assets	37,750,508
At September 30, 2023, net assets consisted of:

Paid-in Capital	31,907,915
Total Distributable Earnings (Loss)	5,842,593
Net Assets	37,750,508

Net Assets
Applicable to 1,428,638,616 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	37,750,508
Net Asset Value Per Share	$26.42
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,014,170
Net Investment Income—Note B	1,014,170
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1
Affiliated Funds Sold[1]	1,512,603
Futures Contracts	(15,206)
Realized Net Gain (Loss)	1,497,398
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,133,492
Futures Contracts	36,087
Change in Unrealized Appreciation (Depreciation)	1,169,579
Net Increase (Decrease) in Net Assets Resulting from Operations	3,681,147
1	Includes $213,362,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,014,170	947,441
Realized Net Gain (Loss)	1,497,398	1,480,701
Change in Unrealized Appreciation (Depreciation)	1,169,579	(9,865,534)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,681,147	(7,437,392)
Distributions
Total Distributions	(1,915,234)	(4,080,032)
Capital Share Transactions
Issued	2,700,212	3,925,733
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2020 Fund—Note G	—	27,887,495
Issued in Lieu of Cash Distributions	1,876,931	3,912,325
Redeemed	(8,427,322)	(9,745,997)
Net Increase (Decrease) from Capital Share Transactions	(3,850,179)	25,979,556
Total Increase (Decrease)	(2,084,266)	14,462,132
Net Assets
Beginning of Period	39,834,774	25,372,642
End of Period	37,750,508	39,834,774
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$25.37	$36.04	$33.79	$32.24	$32.14
Investment Operations
Net Investment Income[1]	.671	.725	.613	.713	.778
Capital Gain Distributions Received[1]	.000[2]	.033	.110	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.643	(5.358)	3.680	1.987	.736
Total from Investment Operations	2.314	(4.600)	4.403	2.700	1.514
Distributions
Dividends from Net Investment Income	(.654)	(.789)	(.554)	(.789)	(.745)
Distributions from Realized Capital Gains	(.610)	(5.281)	(1.599)	(.361)	(.669)
Total Distributions	(1.264)	(6.070)	(2.153)	(1.150)	(1.414)
Net Asset Value, End of Period	$26.42	$25.37	$36.04	$33.79	$32.24
Total Return[3]	9.36%	-15.83%	13.37%	8.51%	5.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37,751	$39,835	$25,373	$31,887	$32,790
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.52%	2.48%	1.73%	2.21%	2.51%
Portfolio Turnover Rate	3%[5]	14%[5]	5%	19%	13%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2020 Fund on February 11, 2022, the AFFE was 0.13% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund
Notes to Financial Statements
Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2020 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants

Target Retirement 2020 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	313,615
Total Distributable Earnings (Loss)	(313,615)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition

Target Retirement 2020 Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	617,777
Undistributed Long-Term Gains	1,206,295
Net Unrealized Gains (Losses)	4,018,521
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	5,842,593
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	990,842	535,324
Long-Term Capital Gains	924,392	3,544,708
Total	1,915,234	4,080,032
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	33,735,566
Gross Unrealized Appreciation	7,086,371
Gross Unrealized Depreciation	(3,067,850)
Net Unrealized Appreciation (Depreciation)	4,018,521

Target Retirement 2020 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	101,678	132,504
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2020 Fund—Note G	—	937,710
Issued in Lieu of Cash Distributions	74,363	126,123
Redeemed	(317,822)	(329,983)
Net Increase (Decrease) in Shares Outstanding	(141,781)	866,354
G.  On February 11, 2022, the Vanguard Target Retirement 2020 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2020 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 937,710,000 shares of Vanguard Target Retirement 2020 Fund for the 1,085,539,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $27,887,495,000, including $4,980,181,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2020 Fund's net assets of $23,510,659,000, resulting in combined net assets of $51,398,154,000 on February 11, 2022.

Target Retirement 2020 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	500,087	NA2	NA2	17	76	18,613	1	348,258
Vanguard Short-Term Inflation-Protected Securities Index Fund	4,373,617	306,540	201,202	(6,377)	(20,735)	168,069	—	4,451,843
Vanguard Total Bond Market II Index Fund	12,595,113	595,636	598,322	(17,619)	(263,154)	374,709	—	12,311,654
Vanguard Total International Bond II Index Fund	5,745,903	90,188	320,987	(38,512)	70,714	90,188	—	5,547,306
Vanguard Total International Stock Index Fund	6,729,370	202,367	1,956,263	182,465	959,643	202,368	—	6,117,582
Vanguard Total Stock Market Index Fund	9,880,354	169,468	2,851,955	1,392,629	386,948	160,223	—	8,977,444
Total	39,824,444	1,364,199	5,928,729	1,512,603	1,133,492	1,014,170	1	37,754,087
1	Includes $925,880,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can,

Target Retirement 2020 Fund
therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Target Retirement 2025 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2025 Fund	11.56%	4.06%	5.79%	$17,565
Target 2025 Composite Index	11.91	4.50	6.13	18,137
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2025 Composite Index. Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index and the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Year Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	32.1%
Vanguard Total Bond Market II Index Fund Investor Shares	28.6
Vanguard Total International Stock Index Fund Investor Shares	21.8
Vanguard Total International Bond II Index Fund Institutional Shares	12.7
Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	4.8
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2025 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.8%)
U.S. Stock Fund (31.7%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	117,993,110	22,888,304
International Stock Fund (21.5%)
	Vanguard Total International Stock Index Fund Investor Shares	903,956,341	15,529,970
U.S. Bond Funds (33.1%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	2,249,638,429	20,404,221
	Vanguard Short-Term Inflation-Protected Securities Index Fund Admiral Shares	147,506,565	3,472,304
			23,876,525
International Bond Fund (12.5%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	351,721,831	9,039,251
Total Investment Companies (Cost $60,276,055)			71,334,050
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $850,071)	8,503,181	850,233
Total Investments (100.0%) (Cost $61,126,126)			72,184,283
Other Assets and Liabilities—Net (0.0%)			(4,458)
Net Assets (100%)			72,179,825
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Target Retirement 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	5,801	626,870	(12,442)
E-mini S&P 500 Index	December 2023	1,123	242,877	(10,426)
				(22,868)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $61,126,126)	72,184,283
Cash Collateral Pledged—Futures Contracts	24,625
Receivables for Accrued Income	99,240
Receivables for Capital Shares Issued	75,963
Variation Margin Receivable—Futures Contracts	504
Total Assets	72,384,615
Liabilities
Payables for Investment Securities Purchased	127,661
Payables for Capital Shares Redeemed	77,129
Total Liabilities	204,790
Net Assets	72,179,825
At September 30, 2023, net assets consisted of:

Paid-in Capital	59,146,033
Total Distributable Earnings (Loss)	13,033,792
Net Assets	72,179,825

Net Assets
Applicable to 4,113,208,644 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	72,179,825
Net Asset Value Per Share	$17.55
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,762,114
Net Investment Income—Note B	1,762,114
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3
Affiliated Funds Sold[1]	1,455,569
Futures Contracts	(46,021)
Realized Net Gain (Loss)	1,409,551
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	4,693,038
Futures Contracts	57,779
Change in Unrealized Appreciation (Depreciation)	4,750,817
Net Increase (Decrease) in Net Assets Resulting from Operations	7,922,482
1	Includes $539,038,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,762,114	1,430,621
Realized Net Gain (Loss)	1,409,551	1,472,838
Change in Unrealized Appreciation (Depreciation)	4,750,817	(17,396,559)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,922,482	(14,493,100)
Distributions
Total Distributions	(2,068,531)	(5,793,135)
Capital Share Transactions
Issued	6,709,930	7,986,116
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2025 Fund—Note G	—	47,651,059
Issued in Lieu of Cash Distributions	2,031,053	5,596,269
Redeemed	(11,801,508)	(12,829,147)
Net Increase (Decrease) from Capital Share Transactions	(3,060,525)	48,404,297
Total Increase (Decrease)	2,793,426	28,118,062
Net Assets
Beginning of Period	69,386,399	41,268,337
End of Period	72,179,825	69,386,399
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.20	$22.84	$20.56	$19.34	$19.02
Investment Operations
Net Investment Income[1]	.418	.413	.362	.438	.464
Capital Gain Distributions Received[1]	.000[2]	.019	.063	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.426	(3.761)	2.792	1.292	.390
Total from Investment Operations	1.844	(3.329)	3.217	1.730	.854
Distributions
Dividends from Net Investment Income	(.368)	(.440)	(.356)	(.471)	(.434)
Distributions from Realized Capital Gains	(.126)	(2.871)	(.581)	(.039)	(.100)
Total Distributions	(.494)	(3.311)	(.937)	(.510)	(.534)
Net Asset Value, End of Period	$17.55	$16.20	$22.84	$20.56	$19.34
Total Return[3]	11.56%	-17.53%	15.93%	9.04%	4.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$72,180	$69,386	$41,268	$46,521	$44,146
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.13%	0.13%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.39%	2.19%	1.63%	2.25%	2.51%
Portfolio Turnover Rate	6%[5]	14%[5]	7%	21%	11%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2025 Fund on February 11, 2022, the AFFE was 0.13% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund
Notes to Financial Statements
Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2025 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants

Target Retirement 2025 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	594,268
Total Distributable Earnings (Loss)	(594,268)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition

Target Retirement 2025 Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,174,499
Undistributed Long-Term Gains	865,484
Net Unrealized Gains (Losses)	10,993,809
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	13,033,792
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,541,167	778,259
Long-Term Capital Gains	527,364	5,014,876
Total	2,068,531	5,793,135
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	61,190,474
Gross Unrealized Appreciation	16,061,702
Gross Unrealized Depreciation	(5,067,893)
Net Unrealized Appreciation (Depreciation)	10,993,809

Target Retirement 2025 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	383,880	417,232
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2025 Fund—Note G	—	2,456,240
Issued in Lieu of Cash Distributions	122,574	275,136
Redeemed	(677,360)	(671,433)
Net Increase (Decrease) in Shares Outstanding	(170,906)	2,477,175
G.  On February 11, 2022, the Vanguard Target Retirement 2025 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2025 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 2,456,240,000 shares of Vanguard Target Retirement 2025 Fund for the 1,719,634,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $47,651,059,000, including $9,248,285,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2025 Fund's net assets of $39,508,070,000, resulting in combined net assets of $87,159,129,000 on February 11, 2022.

Target Retirement 2025 Fund
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	861,189	NA2	NA2	(11)	188	38,180	3	850,233
Vanguard Short-Term Inflation-Protected Securities Index Fund	2,333,592	1,241,881	80,529	221	(22,861)	107,257	—	3,472,304
Vanguard Total Bond Market II Index Fund	19,950,264	1,686,886	743,540	(10,657)	(478,732)	604,526	—	20,404,221
Vanguard Total International Bond II Index Fund	8,964,226	359,257	330,457	(30,938)	77,163	142,701	—	9,039,251
Vanguard Total International Stock Index Fund	14,785,436	495,364	2,260,362	(137,958)	2,647,490	483,207	—	15,529,970
Vanguard Total Stock Market Index Fund	22,470,930	386,244	4,073,572	1,634,912	2,469,790	386,243	—	22,888,304
Total	69,365,637	4,169,632	7,488,460	1,455,569	4,693,038	1,762,114	3	72,184,283
1	Includes $1,798,960,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can,

Target Retirement 2025 Fund
therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Target Retirement 2030 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2030 Fund	13.14%	4.46%	6.28%	$18,389
Target 2030 Composite Index	13.51	4.91	6.62	18,991
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2030 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	38.1%
Vanguard Total Bond Market II Index Fund Investor Shares	25.7
Vanguard Total International Stock Index Fund Investor Shares	25.0
Vanguard Total International Bond II Index Fund Institutional Shares	11.2
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2030 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (99.0%)
U.S. Stock Fund (37.7%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	158,714,881	30,787,513
International Stock Fund (24.7%)
	Vanguard Total International Stock Index Fund Investor Shares	1,173,984,640	20,169,055
U.S. Bond Fund (25.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	2,290,584,537	20,775,602
International Bond Fund (11.1%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	350,712,611	9,013,314
Total Investment Companies (Cost $68,274,813)			80,745,484
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $814,383)	8,146,289	814,547
Total Investments (100.0%) (Cost $69,089,196)			81,560,031
Other Assets and Liabilities—Net (0.0%)			(6,401)
Net Assets (100%)			81,553,630
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	5,249	567,220	(11,289)
E-mini S&P 500 Index	December 2023	1,299	280,941	(12,059)
				(23,348)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $69,089,196)	81,560,031
Cash Collateral Pledged—Futures Contracts	25,055
Receivables for Accrued Income	74,983
Receivables for Capital Shares Issued	145,753
Variation Margin Receivable—Futures Contracts	287
Total Assets	81,806,109
Liabilities
Payables for Investment Securities Purchased	146,631
Payables for Capital Shares Redeemed	105,848
Total Liabilities	252,479
Net Assets	81,553,630
At September 30, 2023, net assets consisted of:

Paid-in Capital	67,965,021
Total Distributable Earnings (Loss)	13,588,609
Net Assets	81,553,630

Net Assets
Applicable to 2,454,059,177 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	81,553,630
Net Asset Value Per Share	$33.23
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,859,970
Net Investment Income—Note B	1,859,970
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3
Affiliated Funds Sold[1]	642,957
Futures Contracts	(32,661)
Realized Net Gain (Loss)	610,299
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	6,861,828
Futures Contracts	66,695
Change in Unrealized Appreciation (Depreciation)	6,928,523
Net Increase (Decrease) in Net Assets Resulting from Operations	9,398,792
1	Includes $777,246,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,859,970	1,349,350
Realized Net Gain (Loss)	610,299	1,416,136
Change in Unrealized Appreciation (Depreciation)	6,928,523	(18,554,899)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,398,792	(15,789,413)
Distributions
Total Distributions	(1,883,769)	(5,575,104)
Capital Share Transactions
Issued	10,157,450	10,016,570
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2030 Fund—Note G	—	51,947,425
Issued in Lieu of Cash Distributions	1,854,906	5,417,389
Redeemed	(10,089,296)	(10,847,444)
Net Increase (Decrease) from Capital Share Transactions	1,923,060	56,533,940
Total Increase (Decrease)	9,438,083	35,169,423
Net Assets
Beginning of Period	72,115,547	36,946,124
End of Period	81,553,630	72,115,547
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.12	$43.40	$37.63	$35.22	$34.74
Investment Operations
Net Investment Income[1]	.767	.730	.679	.782	.830
Capital Gain Distributions Received[1]	.000[2]	.028	.098	—	—
Net Realized and Unrealized Gain (Loss) on Investments	3.137	(7.291)	6.031	2.495	.486
Total from Investment Operations	3.904	(6.533)	6.808	3.277	1.316
Distributions
Dividends from Net Investment Income	(.643)	(.822)	(.661)	(.867)	(.767)
Distributions from Realized Capital Gains	(.151)	(5.925)	(.377)	—	(.069)
Total Distributions	(.794)	(6.747)	(1.038)	(.867)	(.836)
Net Asset Value, End of Period	$33.23	$30.12	$43.40	$37.63	$35.22
Total Return[3]	13.14%	-18.42%	18.29%	9.38%	4.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$81,554	$72,116	$36,946	$42,285	$39,114
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.13%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.32%	2.07%	1.62%	2.20%	2.46%
Portfolio Turnover Rate	3%[5]	11%[5]	6%	21%	8%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2030 Fund on February 11, 2022, the AFFE was 0.13% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2030 Fund
Notes to Financial Statements
Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2030 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants

Target Retirement 2030 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	777,246
Total Distributable Earnings (Loss)	(777,246)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of qualified late-year losses; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative

Target Retirement 2030 Fund
contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,310,830
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	12,354,888
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(77,109)
Other Temporary Differences	—
Total	13,588,609
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,534,433	681,656
Long-Term Capital Gains	349,336	4,893,448
Total	1,883,769	5,575,104
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	69,205,143
Gross Unrealized Appreciation	17,638,722
Gross Unrealized Depreciation	(5,283,834)
Net Unrealized Appreciation (Depreciation)	12,354,888

Target Retirement 2030 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	307,590	280,621
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2030 Fund—Note G	—	1,421,270
Issued in Lieu of Cash Distributions	59,567	140,931
Redeemed	(307,233)	(299,972)
Net Increase (Decrease) in Shares Outstanding	59,924	1,542,850
G.  On February 11, 2022, the Vanguard Target Retirement 2030 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2030 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 1,421,270,000 shares of Vanguard Target Retirement 2030 Fund for the 1,801,853,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $51,947,425,000, including $10,095,444,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2030 Fund's net assets of $36,054,289,000, resulting in combined net assets of $88,001,714,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	925,032	NA2	NA2	(20)	182	42,251	3	814,547
Vanguard Total Bond Market II Index Fund	18,202,037	3,730,027	622,899	2,509	(536,072)	579,501	—	20,775,602
Vanguard Total International Bond II Index Fund	8,025,494	1,221,868	263,703	(12,187)	41,842	136,616	—	9,013,314
Vanguard Total International Stock Index Fund	17,780,277	732,799	1,364,255	(2,498)	3,022,732	609,705	—	20,169,055
Vanguard Total Stock Market Index Fund	27,143,585	663,909	2,008,278	655,153	4,333,144	491,897	—	30,787,513
Total	72,076,425	6,348,603	4,259,135	642,957	6,861,828	1,859,970	3	81,560,031
1	Includes $2,183,600,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.

Target Retirement 2030 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Target Retirement 2035 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2035 Fund	14.61%	4.93%	6.79%	$19,292
Target 2035 Composite Index	14.99	5.37	7.14	19,922
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2035 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	42.8%
Vanguard Total International Stock Index Fund Investor Shares	27.7
Vanguard Total Bond Market II Index Fund Investor Shares	20.5
Vanguard Total International Bond II Index Fund Institutional Shares	9.0
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2035 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.9%)
U.S. Stock Fund (42.3%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	179,867,882	34,890,772
International Stock Fund (27.4%)
	Vanguard Total International Stock Index Fund Investor Shares	1,312,469,991	22,548,234
U.S. Bond Fund (20.3%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,843,138,208	16,717,264
International Bond Fund (8.9%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	284,136,589	7,302,310
Total Investment Companies (Cost $66,231,643)			81,458,580
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $912,011)	9,122,748	912,183
Total Investments (100.0%) (Cost $67,143,654)			82,370,763
Other Assets and Liabilities—Net (0.0%)			(6,190)
Net Assets (100%)			82,364,573
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	4,970	537,070	(10,688)
E-mini S&P 500 Index	December 2023	1,850	400,109	(17,175)
				(27,863)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $67,143,654)	82,370,763
Cash Collateral Pledged—Futures Contracts	30,665
Receivables for Accrued Income	61,522
Receivables for Capital Shares Issued	104,523
Total Assets	82,567,473
Liabilities
Payables for Investment Securities Purchased	111,995
Payables for Capital Shares Redeemed	90,805
Variation Margin Payable—Futures Contracts	100
Total Liabilities	202,900
Net Assets	82,364,573
At September 30, 2023, net assets consisted of:

Paid-in Capital	66,026,416
Total Distributable Earnings (Loss)	16,338,157
Net Assets	82,364,573

Net Assets
Applicable to 3,991,444,796 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	82,364,573
Net Asset Value Per Share	$20.64
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,835,942
Net Investment Income—Note B	1,835,942
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	3
Affiliated Funds Sold[1]	796,562
Futures Contracts	(15,093)
Realized Net Gain (Loss)	781,472
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	7,524,350
Futures Contracts	65,798
Change in Unrealized Appreciation (Depreciation)	7,590,148
Net Increase (Decrease) in Net Assets Resulting from Operations	10,207,562
1	Includes $889,568,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,835,942	1,332,204
Realized Net Gain (Loss)	781,472	1,417,350
Change in Unrealized Appreciation (Depreciation)	7,590,148	(18,674,595)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,207,562	(15,925,041)
Distributions
Total Distributions	(1,976,113)	(6,285,063)
Capital Share Transactions
Issued	10,669,339	9,880,784
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2035 Fund—Note G	—	47,857,993
Issued in Lieu of Cash Distributions	1,946,584	6,115,959
Redeemed	(8,732,751)	(9,216,559)
Net Increase (Decrease) from Capital Share Transactions	3,883,172	54,638,177
Total Increase (Decrease)	12,114,621	32,428,073
Net Assets
Beginning of Period	70,249,952	37,821,879
End of Period	82,364,573	70,249,952
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$18.50	$27.25	$23.16	$21.60	$21.46
Investment Operations
Net Investment Income[1]	.471	.455	.430	.470	.500
Capital Gain Distributions Received[1]	.000[2]	.014	.046	—	—
Net Realized and Unrealized Gain (Loss) on Investments	2.192	(4.566)	4.244	1.614	.146
Total from Investment Operations	2.663	(4.097)	4.720	2.084	.646
Distributions
Dividends from Net Investment Income	(.402)	(.559)	(.409)	(.524)	(.464)
Distributions from Realized Capital Gains	(.121)	(4.094)	(.221)	—	(.042)
Total Distributions	(.523)	(4.653)	(.630)	(.524)	(.506)
Net Asset Value, End of Period	$20.64	$18.50	$27.25	$23.16	$21.60
Total Return[3]	14.61%	-18.87%	20.60%	9.71%	3.37%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$82,365	$70,250	$37,822	$40,597	$37,126
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.30%	2.08%	1.64%	2.15%	2.42%
Portfolio Turnover Rate	1%[5]	9%[5]	6%	18%	7%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2035 Fund on February 11, 2022, the AFFE was 0.14% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2035 Fund
Notes to Financial Statements
Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2035 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants

Target Retirement 2035 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	889,568
Total Distributable Earnings (Loss)	(889,568)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of

Target Retirement 2035 Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,284,109
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	15,120,498
Capital Loss Carryforwards	(66,450)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	16,338,157
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,518,471	772,223
Long-Term Capital Gains	457,642	5,512,840
Total	1,976,113	6,285,063
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	67,250,265
Gross Unrealized Appreciation	19,481,758
Gross Unrealized Depreciation	(4,361,260)
Net Unrealized Appreciation (Depreciation)	15,120,498

Target Retirement 2035 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	521,644	448,756
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2035 Fund—Note G	—	2,113,869
Issued in Lieu of Cash Distributions	101,437	256,327
Redeemed	(429,813)	(408,647)
Net Increase (Decrease) in Shares Outstanding	193,268	2,410,305
G.  On February 11, 2022, the Vanguard Target Retirement 2035 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2035 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 2,113,869,000 shares of Vanguard Target Retirement 2035 Fund for the 1,603,283,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $47,857,993,000, including $10,559,260,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2035 Fund's net assets of $37,004,381,000, resulting in combined net assets of $84,862,374,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	947,200	NA2	NA2	(15)	193	45,878	3	912,183
Vanguard Total Bond Market II Index Fund	14,118,599	3,550,686	520,859	5,603	(436,765)	460,047	—	16,717,264
Vanguard Total International Bond II Index Fund	6,157,142	1,316,195	190,393	(4,088)	23,454	107,981	—	7,302,310
Vanguard Total International Stock Index Fund	19,557,677	769,060	1,072,412	53,425	3,240,484	674,734	—	22,548,234
Vanguard Total Stock Market Index Fund	29,457,311	1,136,301	1,141,461	741,637	4,696,984	547,302	—	34,890,772
Total	70,237,929	6,772,242	2,925,125	796,562	7,524,350	1,835,942	3	82,370,763
1	Includes $2,191,320,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.

Target Retirement 2035 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Target Retirement 2040 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2040 Fund	16.15%	5.37%	7.26%	$20,149
Target 2040 Composite Index	16.48	5.82	7.62	20,832
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index thereafter. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.

Target Retirement 2040 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	47.4%
Vanguard Total International Stock Index Fund Investor Shares	30.3
Vanguard Total Bond Market II Index Fund Investor Shares	15.7
Vanguard Total International Bond II Index Fund Institutional Shares	6.6
The table reflects the fund’s investments, except for short-term investments and derivatives.

Target Retirement 2040 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (99.0%)
U.S. Stock Fund (46.9%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	174,628,081	33,874,355
International Stock Fund (30.0%)
	Vanguard Total International Stock Index Fund Investor Shares	1,259,339,936	21,635,460
U.S. Bond Fund (15.5%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	1,231,974,586	11,174,009
International Bond Fund (6.6%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	183,927,021	4,726,925
Total Investment Companies (Cost $57,600,510)			71,410,749
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $742,384)	7,425,998	742,525
Total Investments (100.0%) (Cost $58,342,894)			72,153,274
Other Assets and Liabilities—Net (0.0%)			11,982
Net Assets (100%)			72,165,256
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	4,329	467,802	(9,310)
E-mini S&P 500 Index	December 2023	1,373	296,946	(12,746)
				(22,056)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $58,342,894)	72,153,274
Cash Collateral Pledged—Futures Contracts	24,045
Receivables for Accrued Income	41,535
Receivables for Capital Shares Issued	142,832
Variation Margin Receivable—Futures Contracts	56
Total Assets	72,361,742
Liabilities
Payables for Investment Securities Purchased	89,390
Payables for Capital Shares Redeemed	107,096
Total Liabilities	196,486
Net Assets	72,165,256
At September 30, 2023, net assets consisted of:

Paid-in Capital	57,454,755
Total Distributable Earnings (Loss)	14,710,501
Net Assets	72,165,256

Net Assets
Applicable to 1,977,077,945 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	72,165,256
Net Asset Value Per Share	$36.50
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,580,870
Net Investment Income—Note B	1,580,870
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2
Affiliated Funds Sold[1]	822,053
Futures Contracts	(9,396)
Realized Net Gain (Loss)	812,659
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	7,266,296
Futures Contracts	58,436
Change in Unrealized Appreciation (Depreciation)	7,324,732
Net Increase (Decrease) in Net Assets Resulting from Operations	9,718,261
1	Includes $942,728,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,580,870	1,122,991
Realized Net Gain (Loss)	812,659	1,265,818
Change in Unrealized Appreciation (Depreciation)	7,324,732	(16,607,438)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,718,261	(14,218,629)
Distributions
Total Distributions	(1,648,245)	(5,068,358)
Capital Share Transactions
Issued	9,888,244	9,029,706
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2040 Fund—Note G	—	44,528,150
Issued in Lieu of Cash Distributions	1,625,528	4,930,722
Redeemed	(7,781,857)	(7,921,967)
Net Increase (Decrease) from Capital Share Transactions	3,731,915	50,566,611
Total Increase (Decrease)	11,801,931	31,279,624
Net Assets
Beginning of Period	60,363,325	29,083,701
End of Period	72,165,256	60,363,325
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$32.25	$48.29	$40.07	$37.27	$37.26
Investment Operations
Net Investment Income[1]	.821	.797	.764	.799	.850
Capital Gain Distributions Received[1]	.000[2]	.017	.057	—	—
Net Realized and Unrealized Gain (Loss) on Investments	4.315	(8.162)	8.312	2.892	(.005)
Total from Investment Operations	5.136	(7.348)	9.133	3.691	.845
Distributions
Dividends from Net Investment Income	(.714)	(1.003)	(.719)	(.891)	(.779)
Distributions from Realized Capital Gains	(.172)	(7.689)	(.194)	—	(.056)
Total Distributions	(.886)	(8.692)	(.913)	(.891)	(.835)
Net Asset Value, End of Period	$36.50	$32.25	$48.29	$40.07	$37.27
Total Return[3]	16.15%	-19.42%	23.00%	9.96%	2.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$72,165	$60,363	$29,084	$32,404	$29,043
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.14%	0.14%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.08%	1.66%	2.12%	2.38%
Portfolio Turnover Rate	1%[5]	7%[5]	5%	13%	5%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2040 Fund on February 11, 2022, the AFFE was 0.14% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2040 Fund
Notes to Financial Statements
Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

Target Retirement 2040 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants

Target Retirement 2040 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	942,728
Total Distributable Earnings (Loss)	(942,728)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of

Target Retirement 2040 Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,093,159
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	13,683,190
Capital Loss Carryforwards	(65,848)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	14,710,501
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,327,883	662,780
Long-Term Capital Gains	320,362	4,405,578
Total	1,648,245	5,068,358
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	58,470,084
Gross Unrealized Appreciation	16,853,888
Gross Unrealized Depreciation	(3,170,698)
Net Unrealized Appreciation (Depreciation)	13,683,190

Target Retirement 2040 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	274,531	233,751
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2040 Fund—Note G	—	1,117,955
Issued in Lieu of Cash Distributions	48,264	117,203
Redeemed	(217,354)	(199,582)
Net Increase (Decrease) in Shares Outstanding	105,441	1,269,327
G.  On February 11, 2022, the Vanguard Target Retirement 2040 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2040 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 1,117,955,000 shares of Vanguard Target Retirement 2040 Fund for the 1,441,507,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $44,528,150,000, including $10,288,799,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2040 Fund's net assets of $28,598,081,000, resulting in combined net assets of $73,126,231,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	814,453	NA2	NA2	(13)	163	40,063	2	742,525
Vanguard Total Bond Market II Index Fund	8,996,887	2,946,089	471,569	(9,144)	(288,254)	300,167	—	11,174,009
Vanguard Total International Bond II Index Fund	3,880,069	974,289	138,021	(312)	10,900	69,252	—	4,726,925
Vanguard Total International Stock Index Fund	18,622,532	1,103,089	1,238,027	41,030	3,106,836	644,700	—	21,635,460
Vanguard Total Stock Market Index Fund	28,037,857	1,750,988	1,141,633	790,492	4,436,651	526,688	—	33,874,355
Total	60,351,798	6,774,455	2,989,250	822,053	7,266,296	1,580,870	2	72,153,274
1	Includes $2,141,280,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.

Target Retirement 2040 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund and Vanguard Target Retirement 2040 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2020 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund and Vanguard Target Retirement 2040 Fund (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the five years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Target Retirement Income Fund	9.2%
Target Retirement 2020 Fund	14.1
Target Retirement 2025 Fund	19.4
Target Retirement 2030 Fund	23.2
Target Retirement 2035 Fund	26.2
Target Retirement 2040 Fund	29.2
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Target Retirement Income Fund	213,744
Target Retirement 2020 Fund	316,340
Target Retirement 2025 Fund	710,373
Target Retirement 2030 Fund	857,412
Target Retirement 2035 Fund	936,097
Target Retirement 2040 Fund	889,481
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Target Retirement Income Fund	371,256
Target Retirement 2020 Fund	300,323
Target Retirement 2025 Fund	323,511
Target Retirement 2030 Fund	209,789
Target Retirement 2035 Fund	170,723
Target Retirement 2040 Fund	114,956
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the Target Retirement Income Fund and Target Retirement 2030 Fund are qualified short-term capital gains.

The following amounts were distributed as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Fund	($000)
Target Retirement Income Fund	155,932
Target Retirement 2020 Fund	980,584
Target Retirement 2025 Fund	527,364
Target Retirement 2030 Fund	349,336
Target Retirement 2035 Fund	457,642
Target Retirement 2040 Fund	320,362
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal year.
Fund	Percentage
Target Retirement Income Fund	67.6%
Target Retirement 2020 Fund	62.5
Target Retirement 2025 Fund	54.2
Target Retirement 2030 Fund	45.8
Target Retirement 2035 Fund	37.4
Target Retirement 2040 Fund	28.5
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated to shareholders as foreign source income and foreign taxes paid. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Target Retirement Income Fund	234,206	12,612
Target Retirement 2020 Fund	307,653	18,630
Target Retirement 2025 Fund	663,130	43,359
Target Retirement 2030 Fund	791,987	53,914
Target Retirement 2035 Fund	835,979	59,128
Target Retirement 2040 Fund	764,596	55,866

"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, Bloomberg U.S. Treasury Inflation Protected Securities Index, Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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Q3080 112023

Annual Report  |  September 30, 2023
Vanguard Target Retirement Funds
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund
Vanguard Target Retirement 2060 Fund
Vanguard Target Retirement 2065 Fund
Vanguard Target Retirement 2070 Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2023, returns for the six Vanguard Target Retirement Funds covered in this report ranged from 17.67% for the 2045 Fund to 18.49% for the 2060 and 2070 Funds. (The funds with target dates of 2020 through 2040, as well as the Income Fund, are covered in a separate report.)
•	Early in the period, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the Federal Reserve and other major central banks. Unexpected resilience in labor markets and consumer spending helped dial back expectations of a sustained U.S. or global recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	Vanguard Target Retirement Funds are designed to reach an allocation of 70% bonds and 30% stocks within seven years after their target dates. The funds invest all of their assets in Vanguard index funds that seek to match the performance of broad stock and bond market indexes.
•	For the 10 years ended September 30—or since inception for the 2065 and 2070 Funds—the funds’ average annual returns ranged from 7.02% for the 2065 Fund to 7.67% for the 2050 Fund.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	21.19%	9.53%	9.63%
Russell 2000 Index (Small-caps)	8.93	7.16	2.40
Russell 3000 Index (Broad U.S. market)	20.46	9.38	9.14
FTSE All-World ex US Index (International)	20.67	4.23	3.00
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.78%	-5.18%	0.18%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.66	-2.30	1.05
FTSE Three-Month U.S. Treasury Bill Index	4.71	1.78	1.74
CPI
Consumer Price Index	3.70%	5.75%	4.04%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended September 30, 2023
	Beginning Account Value 3/31/2023	Ending Account Value 9/30/2023	Expenses Paid During Period
Based on Actual Fund Return
Target Retirement 2045 Fund	$1,000.00	$1,014.80	$0.40
Target Retirement 2050 Fund	$1,000.00	$1,017.10	$0.40
Target Retirement 2055 Fund	$1,000.00	$1,017.10	$0.40
Target Retirement 2060 Fund	$1,000.00	$1,017.10	$0.40
Target Retirement 2065 Fund	$1,000.00	$1,017.00	$0.40
Target Retirement 2070 Fund	$1,000.00	$1,017.30	$0.40
Based on Hypothetical 5% Yearly Return
Target Retirement 2045 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2050 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2055 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2060 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2065 Fund	$1,000.00	$1,024.67	$0.41
Target Retirement 2070 Fund	$1,000.00	$1,024.67	$0.41
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.08%, 0.08%, 0.08%, 0.08%, 0.08%, and 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
3

Target Retirement 2045 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2045 Fund	17.67%	5.87%	7.61%	$20,825
Target 2045 Composite Index	17.97	6.30	7.96	21,517
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
4

Target Retirement 2045 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	51.9%
Vanguard Total International Stock Index Fund Investor Shares	33.5
Vanguard Total Bond Market II Index Fund Investor Shares	10.4
Vanguard Total International Bond II Index Fund Institutional Shares	4.2
The table reflects the fund’s investments, except for short-term investments and derivatives.
5

Target Retirement 2045 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.8%)
U.S. Stock Fund (51.2%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	181,679,239	35,242,139
International Stock Fund (33.1%)
	Vanguard Total International Stock Index Fund Investor Shares	1,324,437,124	22,753,830
U.S. Bond Fund (10.3%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	779,939,769	7,074,053
International Bond Fund (4.2%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	111,739,390	2,871,702
Total Investment Companies (Cost $53,089,786)			67,941,724
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $837,829)	8,380,683	837,984
Total Investments (100.0%) (Cost $53,927,615)			68,779,708
Other Assets and Liabilities—Net (0.0%)			1,396
Net Assets (100%)			68,781,104
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	4,184	452,133	(8,963)
E-mini S&P 500 Index	December 2023	1,876	405,732	(17,416)
				(26,379)

See accompanying Notes, which are an integral part of the Financial Statements.
6

Target Retirement 2045 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $53,927,615)	68,779,708
Cash Collateral Pledged—Futures Contracts	29,380
Receivables for Accrued Income	27,898
Receivables for Capital Shares Issued	96,489
Total Assets	68,933,475
Liabilities
Payables for Investment Securities Purchased	66,134
Payables for Capital Shares Redeemed	85,961
Variation Margin Payable—Futures Contracts	276
Total Liabilities	152,371
Net Assets	68,781,104
At September 30, 2023, net assets consisted of:

Paid-in Capital	53,102,567
Total Distributable Earnings (Loss)	15,678,537
Net Assets	68,781,104

Net Assets
Applicable to 2,788,776,818 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	68,781,104
Net Asset Value Per Share	$24.66
See accompanying Notes, which are an integral part of the Financial Statements.
7

Target Retirement 2045 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,474,423
Net Investment Income—Note B	1,474,423
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	2
Affiliated Funds Sold[1]	909,173
Futures Contracts	(10,880)
Realized Net Gain (Loss)	898,295
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	7,451,007
Futures Contracts	48,418
Change in Unrealized Appreciation (Depreciation)	7,499,425
Net Increase (Decrease) in Net Assets Resulting from Operations	9,872,143
1	Includes $1,018,913,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
8

Target Retirement 2045 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,474,423	1,059,647
Realized Net Gain (Loss)	898,295	1,194,719
Change in Unrealized Appreciation (Depreciation)	7,499,425	(15,908,582)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,872,143	(13,654,216)
Distributions
Total Distributions	(1,622,229)	(3,956,957)
Capital Share Transactions
Issued	9,893,868	8,673,949
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2045 Fund—Note G	—	38,974,576
Issued in Lieu of Cash Distributions	1,597,470	3,853,831
Redeemed	(6,881,466)	(6,887,917)
Net Increase (Decrease) from Capital Share Transactions	4,609,872	44,614,439
Total Increase (Decrease)	12,859,786	27,003,266
Net Assets
Beginning of Period	55,921,318	28,918,052
End of Period	68,781,104	55,921,318
See accompanying Notes, which are an integral part of the Financial Statements.
9

Target Retirement 2045 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$21.54	$31.04	$25.22	$23.38	$23.49
Investment Operations
Net Investment Income[1]	.548	.536	.495	.492	.527
Capital Gain Distributions Received[1]	.000[2]	.007	.020	—	—
Net Realized and Unrealized Gain (Loss) on Investments	3.200	(5.672)	5.840	1.900	(.128)
Total from Investment Operations	3.748	(5.129)	6.355	2.392	.399
Distributions
Dividends from Net Investment Income	(.486)	(.629)	(.452)	(.552)	(.483)
Distributions from Realized Capital Gains	(.142)	(3.742)	(.083)	—	(.026)
Total Distributions	(.628)	(4.371)	(.535)	(.552)	(.509)
Net Asset Value, End of Period	$24.66	$21.54	$31.04	$25.22	$23.38
Total Return[3]	17.67%	-19.93%	25.42%	10.27%	2.06%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$68,781	$55,921	$28,918	$30,205	$26,670
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.09%	1.68%	2.08%	2.35%
Portfolio Turnover Rate	1%[5]	5%[5]	4%	9%	4%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2045 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Target Retirement 2045 Fund
Notes to Financial Statements
Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
11

Target Retirement 2045 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants
12

Target Retirement 2045 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,018,913
Total Distributable Earnings (Loss)	(1,018,913)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of
13

Target Retirement 2045 Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,009,218
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	14,762,629
Capital Loss Carryforwards	(93,310)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	15,678,537
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,254,390	650,046
Long-Term Capital Gains	367,839	3,306,911
Total	1,622,229	3,956,957
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	54,017,079
Gross Unrealized Appreciation	17,013,574
Gross Unrealized Depreciation	(2,250,945)
Net Unrealized Appreciation (Depreciation)	14,762,629
14

Target Retirement 2045 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	407,526	336,528
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2045 Fund—Note G	—	1,452,108
Issued in Lieu of Cash Distributions	70,747	135,603
Redeemed	(285,799)	(259,692)
Net Increase (Decrease) in Shares Outstanding	192,474	1,664,547
G.  On February 11, 2022, the Vanguard Target Retirement 2045 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2045 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 1,452,108,000 shares of Vanguard Target Retirement 2045 Fund for the 1,222,157,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $38,974,576,000, including $9,546,130,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2045 Fund's net assets of $28,598,689,000, resulting in combined net assets of $67,573,265,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	760,294	NA2	NA2	(7)	166	39,119	2	837,984
Vanguard Total Bond Market II Index Fund	5,283,074	2,347,463	359,203	(5,147)	(192,134)	185,142	—	7,074,053
Vanguard Total International Bond II Index Fund	2,357,925	605,423	97,156	(1,251)	6,761	41,720	—	2,871,702
Vanguard Total International Stock Index Fund	18,989,256	1,952,163	1,385,851	47,270	3,150,992	664,601	—	22,753,830
Vanguard Total Stock Market Index Fund	28,525,761	2,483,778	1,120,930	868,308	4,485,222	543,841	—	35,242,139
Total	55,916,310	7,388,827	2,963,140	909,173	7,451,007	1,474,423	2	68,779,708
1	Includes $2,127,610,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
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Target Retirement 2045 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
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Target Retirement 2050 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2050 Fund	18.48%	5.99%	7.67%	$20,938
Target 2050 Composite Index	18.74	6.43	8.03	21,644
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2050 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	36.2
Vanguard Total Bond Market II Index Fund Investor Shares	7.1
Vanguard Total International Bond II Index Fund Institutional Shares	2.8
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2050 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.9%)
U.S. Stock Fund (53.3%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	155,645,652	30,192,144
International Stock Fund (35.9%)
	Vanguard Total International Stock Index Fund Investor Shares	1,182,569,637	20,316,546
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	438,287,113	3,975,264
International Bond Fund (2.7%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	60,424,014	1,552,897
Total Investment Companies (Cost $45,642,733)			56,036,851
Temporary Cash Investments (1.1%)
Money Market Fund (1.1%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $594,998)	5,951,877	595,128
Total Investments (100.0%) (Cost $46,237,731)			56,631,979
Other Assets and Liabilities—Net (0.0%)			4,937
Net Assets (100%)			56,636,916
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	2,379	257,081	(5,077)
E-mini S&P 500 Index	December 2023	1,664	359,881	(15,448)
				(20,525)

See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2050 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $46,237,731)	56,631,979
Cash Collateral Pledged—Futures Contracts	23,403
Receivables for Accrued Income	16,191
Receivables for Capital Shares Issued	134,385
Variation Margin Receivable—Futures Contracts	2,143
Total Assets	56,808,101
Liabilities
Payables for Investment Securities Purchased	58,264
Payables for Capital Shares Redeemed	112,921
Total Liabilities	171,185
Net Assets	56,636,916
At September 30, 2023, net assets consisted of:

Paid-in Capital	45,605,073
Total Distributable Earnings (Loss)	11,031,843
Net Assets	56,636,916

Net Assets
Applicable to 1,381,399,207 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	56,636,916
Net Asset Value Per Share	$41.00
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2050 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	1,192,157
Net Investment Income—Note B	1,192,157
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1
Affiliated Funds Sold[1]	852,053
Futures Contracts	(4,422)
Realized Net Gain (Loss)	847,632
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	6,182,788
Futures Contracts	38,681
Change in Unrealized Appreciation (Depreciation)	6,221,469
Net Increase (Decrease) in Net Assets Resulting from Operations	8,261,258
1	Includes $984,952,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2050 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,192,157	834,943
Realized Net Gain (Loss)	847,632	731,107
Change in Unrealized Appreciation (Depreciation)	6,221,469	(12,598,775)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,261,258	(11,032,725)
Distributions
Total Distributions	(1,134,127)	(2,514,988)
Capital Share Transactions
Issued	9,932,027	8,252,573
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2050 Fund—Note G	—	31,731,807
Issued in Lieu of Cash Distributions	1,115,771	2,439,402
Redeemed	(6,274,244)	(5,723,074)
Net Increase (Decrease) from Capital Share Transactions	4,773,554	36,700,708
Total Increase (Decrease)	11,900,685	23,152,995
Net Assets
Beginning of Period	44,736,231	21,583,236
End of Period	56,636,916	44,736,231
See accompanying Notes, which are an integral part of the Financial Statements.
22

Target Retirement 2050 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$35.44	$50.09	$40.60	$37.63	$37.80
Investment Operations
Net Investment Income[1]	.904	.884	.798	.793	.851
Capital Gain Distributions Received[1]	.000[2]	.009	.031	—	—
Net Realized and Unrealized Gain (Loss) on Investments	5.557	(9.524)	9.498	3.053	(.204)
Total from Investment Operations	6.461	(8.631)	10.327	3.846	.647
Distributions
Dividends from Net Investment Income	(.805)	(1.026)	(.741)	(.876)	(.789)
Distributions from Realized Capital Gains	(.096)	(4.993)	(.096)	—	(.028)
Total Distributions	(.901)	(6.019)	(.837)	(.876)	(.817)
Net Asset Value, End of Period	$41.00	$35.44	$50.09	$40.60	$37.63
Total Return[3]	18.48%	-20.18%	25.65%	10.26%	2.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$56,637	$44,736	$21,583	$22,979	$19,470
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.24%	2.10%	1.68%	2.08%	2.36%
Portfolio Turnover Rate	2%[5]	4%[5]	4%	9%	3%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2050 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2050 Fund
Notes to Financial Statements
Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Target Retirement 2050 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants
25

Target Retirement 2050 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	984,952
Total Distributable Earnings (Loss)	(984,952)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of
26

Target Retirement 2050 Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	814,535
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	10,276,162
Capital Loss Carryforwards	(58,854)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	11,031,843
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	1,012,798	495,805
Long-Term Capital Gains	121,329	2,019,183
Total	1,134,127	2,514,988
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	46,355,817
Gross Unrealized Appreciation	12,026,391
Gross Unrealized Depreciation	(1,750,229)
Net Unrealized Appreciation (Depreciation)	10,276,162
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Target Retirement 2050 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	246,763	194,700
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2050 Fund—Note G	—	715,647
Issued in Lieu of Cash Distributions	29,841	51,935
Redeemed	(157,371)	(131,023)
Net Increase (Decrease) in Shares Outstanding	119,233	831,259
G.  On February 11, 2022, the Vanguard Target Retirement 2050 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2050 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 715,647,000 shares of Vanguard Target Retirement 2050 Fund for the 990,381,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $31,731,807,000, including $7,205,789,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2050 Fund's net assets of $21,438,369,000, resulting in combined net assets of $53,170,176,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	595,970	NA2	NA2	6	118	29,653	1	595,128
Vanguard Total Bond Market II Index Fund	3,147,317	1,302,979	364,418	(24,307)	(86,307)	106,198	—	3,975,264
Vanguard Total International Bond II Index Fund	1,437,305	216,677	106,460	(9,706)	15,081	23,515	—	1,552,897
Vanguard Total International Stock Index Fund	15,922,776	3,032,231	1,278,576	40,748	2,599,367	570,468	—	20,316,546
Vanguard Total Stock Market Index Fund	23,619,117	3,183,023	1,109,837	845,312	3,654,529	462,323	—	30,192,144
Total	44,722,485	7,734,910	2,859,291	852,053	6,182,788	1,192,157	1	56,631,979
1	Includes $2,048,670,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
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Target Retirement 2050 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
29

Target Retirement 2055 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2055 Fund	18.48%	5.99%	7.65%	$20,902
Target 2055 Composite Index	18.74	6.43	8.03	21,644
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
30

Target Retirement 2055 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.8%
Vanguard Total International Stock Index Fund Investor Shares	36.4
Vanguard Total Bond Market II Index Fund Investor Shares	7.1
Vanguard Total International Bond II Index Fund Institutional Shares	2.7
The table reflects the fund’s investments, except for short-term investments and derivatives.
31

Target Retirement 2055 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (99.0%)
U.S. Stock Fund (53.2%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	100,863,031	19,565,411
International Stock Fund (36.1%)
	Vanguard Total International Stock Index Fund Investor Shares	771,124,981	13,247,927
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	284,682,098	2,582,067
International Bond Fund (2.7%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	38,999,621	1,002,290
Total Investment Companies (Cost $31,858,562)			36,397,695
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $366,231)	3,663,561	366,319
Total Investments (100.0%) (Cost $32,224,793)			36,764,014
Other Assets and Liabilities—Net (0.0%)			812
Net Assets (100%)			36,764,826
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	1,342	145,020	(2,874)
E-mini S&P 500 Index	December 2023	1,061	229,468	(9,850)
				(12,724)

See accompanying Notes, which are an integral part of the Financial Statements.
32

Target Retirement 2055 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $32,224,793)	36,764,014
Cash Collateral Pledged—Futures Contracts	14,569
Receivables for Investment Securities Sold	28,861
Receivables for Accrued Income	10,438
Receivables for Capital Shares Issued	83,791
Variation Margin Receivable—Futures Contracts	1,285
Total Assets	36,902,958
Liabilities
Payables for Investment Securities Purchased	10,441
Payables for Capital Shares Redeemed	127,691
Total Liabilities	138,132
Net Assets	36,764,826
At September 30, 2023, net assets consisted of:

Paid-in Capital	31,786,043
Total Distributable Earnings (Loss)	4,978,783
Net Assets	36,764,826

Net Assets
Applicable to 803,842,872 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	36,764,826
Net Asset Value Per Share	$45.74
See accompanying Notes, which are an integral part of the Financial Statements.
33

Target Retirement 2055 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	757,392
Net Investment Income—Note B	757,392
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1
Affiliated Funds Sold[1]	505,352
Futures Contracts	(2,998)
Realized Net Gain (Loss)	502,355
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	3,846,822
Futures Contracts	23,883
Change in Unrealized Appreciation (Depreciation)	3,870,705
Net Increase (Decrease) in Net Assets Resulting from Operations	5,130,452
1	Includes $561,890,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
34

Target Retirement 2055 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	757,392	502,651
Realized Net Gain (Loss)	502,355	336,184
Change in Unrealized Appreciation (Depreciation)	3,870,705	(7,551,022)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,130,452	(6,712,187)
Distributions
Total Distributions	(648,927)	(1,181,452)
Capital Share Transactions
Issued	8,314,898	6,339,068
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2055 Fund—Note G	—	19,001,359
Issued in Lieu of Cash Distributions	638,183	1,145,310
Redeemed	(4,239,814)	(3,538,531)
Net Increase (Decrease) from Capital Share Transactions	4,713,267	22,947,206
Total Increase (Decrease)	9,194,792	15,053,567
Net Assets
Beginning of Period	27,570,034	12,516,467
End of Period	36,764,826	27,570,034
See accompanying Notes, which are an integral part of the Financial Statements.
35

Target Retirement 2055 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$39.46	$54.38	$44.08	$40.84	$40.95
Investment Operations
Net Investment Income[1]	1.011	.981	.868	.862	.929
Capital Gain Distributions Received[1]	.000[2]	.010	.034	—	—
Net Realized and Unrealized Gain (Loss) on Investments	6.192	(10.672)	10.295	3.307	(.209)
Total from Investment Operations	7.203	(9.681)	11.197	4.169	.720
Distributions
Dividends from Net Investment Income	(.885)	(1.099)	(.791)	(.929)	(.830)
Distributions from Realized Capital Gains	(.038)	(4.140)	(.106)	—	—
Total Distributions	(.923)	(5.239)	(.897)	(.929)	(.830)
Net Asset Value, End of Period	$45.74	$39.46	$54.38	$44.08	$40.84
Total Return[3]	18.48%	-20.17%	25.61%	10.25%	2.09%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$36,765	$27,570	$12,516	$12,901	$10,202
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.10%	1.68%	2.09%	2.37%
Portfolio Turnover Rate	1%[5]	4%[5]	6%	8%	3%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2055 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
36

Target Retirement 2055 Fund
Notes to Financial Statements
Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Target Retirement 2055 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants
38

Target Retirement 2055 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	561,890
Total Distributable Earnings (Loss)	(561,890)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of
39

Target Retirement 2055 Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	522,967
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	4,474,356
Capital Loss Carryforwards	(18,540)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	4,978,783
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	622,443	290,151
Long-Term Capital Gains	26,484	891,301
Total	648,927	1,181,452
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	32,289,658
Gross Unrealized Appreciation	5,737,166
Gross Unrealized Depreciation	(1,262,810)
Net Unrealized Appreciation (Depreciation)	4,474,356
40

Target Retirement 2055 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	185,243	135,178
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2055 Fund—Note G	—	384,955
Issued in Lieu of Cash Distributions	15,300	21,903
Redeemed	(95,370)	(73,546)
Net Increase (Decrease) in Shares Outstanding	105,173	468,490
G.  On February 11, 2022, the Vanguard Target Retirement 2055 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2055 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 384,955,000 shares of Vanguard Target Retirement 2055 Fund for the 590,471,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $19,001,359,000, including $3,713,220,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2055 Fund's net assets of $12,651,876,000, resulting in combined net assets of $31,653,235,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	374,454	NA2	NA2	7	69	18,498	1	366,319
Vanguard Total Bond Market II Index Fund	1,931,971	957,179	232,539	(15,347)	(59,197)	67,638	—	2,582,067
Vanguard Total International Bond II Index Fund	872,382	184,396	56,930	(3,223)	5,665	14,903	—	1,002,290
Vanguard Total International Stock Index Fund	9,834,856	2,532,247	730,422	46,671	1,564,575	363,183	—	13,247,927
Vanguard Total Stock Market Index Fund	14,550,078	2,963,384	761,005	477,244	2,335,710	293,170	—	19,565,411
Total	27,563,741	6,637,206	1,780,896	505,352	3,846,822	757,392	1	36,764,014
1	Includes $1,397,660,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
41

Target Retirement 2055 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
42

Target Retirement 2060 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2013, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Target Retirement 2060 Fund	18.49%	5.98%	7.65%	$20,902
Target 2060 Composite Index	18.74	6.43	8.03	21,644
MSCI US Broad Market Index	20.67	9.26	11.37	29,352
Target 2060 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks, the FTSE Global All Cap ex US Index; for U.S. bonds, the Bloomberg U.S. Aggregate Float Adjusted Index; for international bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged; and for U.S. stocks, the CRSP US Total Market Index. International stock benchmark returns are adjusted for withholding taxes.
See Financial Highlights for dividend and capital gains information.
43

Target Retirement 2060 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	36.4
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond II Index Fund Institutional Shares	2.7
The table reflects the fund’s investments, except for short-term investments and derivatives.
44

Target Retirement 2060 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (99.0%)
U.S. Stock Fund (53.3%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	54,122,463	10,498,675
International Stock Fund (36.0%)
	Vanguard Total International Stock Index Fund Investor Shares	412,812,488	7,092,119
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	151,216,539	1,371,534
International Bond Fund (2.7%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	20,791,648	534,345
Total Investment Companies (Cost $17,766,026)			19,496,673
Temporary Cash Investments (1.0%)
Money Market Fund (1.0%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $201,719)	2,017,856	201,765
Total Investments (100.0%) (Cost $17,967,745)			19,698,438
Other Assets and Liabilities—Net (0.0%)			(1,164)
Net Assets (100%)			19,697,274
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	768	82,992	(1,652)
E-mini S&P 500 Index	December 2023	567	122,628	(5,264)
				(6,916)

See accompanying Notes, which are an integral part of the Financial Statements.
45

Target Retirement 2060 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $17,967,745)	19,698,438
Cash Collateral Pledged—Futures Contracts	7,895
Receivables for Investment Securities Sold	19,546
Receivables for Accrued Income	5,575
Receivables for Capital Shares Issued	57,262
Variation Margin Receivable—Futures Contracts	704
Total Assets	19,789,420
Liabilities
Payables for Investment Securities Purchased	5,579
Payables for Capital Shares Redeemed	86,567
Total Liabilities	92,146
Net Assets	19,697,274
At September 30, 2023, net assets consisted of:

Paid-in Capital	17,729,261
Total Distributable Earnings (Loss)	1,968,013
Net Assets	19,697,274

Net Assets
Applicable to 467,658,441 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	19,697,274
Net Asset Value Per Share	$42.12
See accompanying Notes, which are an integral part of the Financial Statements.
46

Target Retirement 2060 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	393,439
Net Investment Income—Note B	393,439
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	1
Affiliated Funds Sold[1]	187,789
Futures Contracts	733
Realized Net Gain (Loss)	188,523
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	1,984,427
Futures Contracts	11,073
Change in Unrealized Appreciation (Depreciation)	1,995,500
Net Increase (Decrease) in Net Assets Resulting from Operations	2,577,462
1	Includes $205,555,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
47

Target Retirement 2060 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	393,439	249,498
Realized Net Gain (Loss)	188,523	135,724
Change in Unrealized Appreciation (Depreciation)	1,995,500	(3,659,743)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,577,462	(3,274,521)
Distributions
Total Distributions	(313,855)	(376,437)
Capital Share Transactions
Issued	5,725,418	4,239,542
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2060 Fund—Note G	—	7,948,750
Issued in Lieu of Cash Distributions	307,570	363,769
Redeemed	(2,278,877)	(1,879,595)
Net Increase (Decrease) from Capital Share Transactions	3,754,111	10,672,466
Total Increase (Decrease)	6,017,718	7,021,508
Net Assets
Beginning of Period	13,679,556	6,658,048
End of Period	19,697,274	13,679,556
See accompanying Notes, which are an integral part of the Financial Statements.
48

Target Retirement 2060 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$36.30	$48.04	$38.95	$36.07	$36.16
Investment Operations
Net Investment Income[1]	.936	.903	.773	.762	.822
Capital Gain Distributions Received[1]	.000[2]	.009	.029	—	—
Net Realized and Unrealized Gain (Loss) on Investments	5.697	(9.930)	9.085	2.922	(.192)
Total from Investment Operations	6.633	(9.018)	9.887	3.684	.630
Distributions
Dividends from Net Investment Income	(.813)	(.936)	(.684)	(.804)	(.717)
Distributions from Realized Capital Gains	—	(1.786)	(.113)	—	(.003)
Total Distributions	(.813)	(2.722)	(.797)	(.804)	(.720)
Net Asset Value, End of Period	$42.12	$36.30	$48.04	$38.95	$36.07
Total Return[3]	18.49%	-20.16%	25.60%	10.25%	2.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,697	$13,680	$6,658	$6,027	$4,359
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.10%	1.69%	2.09%	2.37%
Portfolio Turnover Rate	1%[5]	3%[5]	8%	6%	2%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2060 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2060 Fund
Notes to Financial Statements
Vanguard Target Retirement 2060 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Target Retirement 2060 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants
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Target Retirement 2060 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	205,555
Total Distributable Earnings (Loss)	(205,555)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of
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Target Retirement 2060 Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	275,329
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	1,712,480
Capital Loss Carryforwards	(19,796)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	1,968,013
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	313,855	175,370
Long-Term Capital Gains	—	201,067
Total	313,855	376,437
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,985,958
Gross Unrealized Appreciation	2,424,254
Gross Unrealized Depreciation	(711,774)
Net Unrealized Appreciation (Depreciation)	1,712,480
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Target Retirement 2060 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	138,419	98,649
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2060 Fund—Note G	—	175,083
Issued in Lieu of Cash Distributions	8,008	7,561
Redeemed	(55,574)	(43,088)
Net Increase (Decrease) in Shares Outstanding	90,853	238,205
G.  On February 11, 2022, the Vanguard Target Retirement 2060 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2060 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 175,083,000 shares of Vanguard Target Retirement 2060 Fund for the 246,473,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $7,948,750,000, including $1,257,329,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2060 Fund's net assets of $6,986,111,000, resulting in combined net assets of $14,934,861,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	180,773	NA2	NA2	4	38	9,825	1	201,765
Vanguard Total Bond Market II Index Fund	951,772	565,241	104,561	(5,042)	(35,876)	34,955	—	1,371,534
Vanguard Total International Bond II Index Fund	434,124	124,936	25,293	(1,220)	1,798	7,736	—	534,345
Vanguard Total International Stock Index Fund	4,891,871	1,677,729	272,518	22,409	772,628	188,690	—	7,092,119
Vanguard Total Stock Market Index Fund	7,207,187	2,185,289	311,278	171,638	1,245,839	152,233	—	10,498,675
Total	13,665,727	4,553,195	713,650	187,789	1,984,427	393,439	1	19,698,438
1	Includes $576,440,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
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Target Retirement 2060 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
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Target Retirement 2065 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: July 12, 2017, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Five Years	Since Inception (7/12/2017)	Final Value of a $10,000 Investment
Target Retirement 2065 Fund	18.47%	5.97%	7.02%	$15,246
Target 2065 Composite Index	18.74	6.43	7.43	15,618
MSCI US Broad Market Index	20.67	9.26	10.86	18,986
Target 2065 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2065 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	53.9%
Vanguard Total International Stock Index Fund Investor Shares	36.4
Vanguard Total Bond Market II Index Fund Investor Shares	6.9
Vanguard Total International Bond II Index Fund Institutional Shares	2.8
The table reflects the fund’s investments, except for short-term investments and derivatives.
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Target Retirement 2065 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (98.7%)
U.S. Stock Fund (53.2%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	14,247,405	2,763,712
International Stock Fund (35.9%)
	Vanguard Total International Stock Index Fund Investor Shares	108,536,492	1,864,657
U.S. Bond Fund (6.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	39,292,618	356,384
International Bond Fund (2.7%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	5,501,746	141,395
Total Investment Companies (Cost $5,000,988)			5,126,148
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $61,333)	613,505	61,345
Total Investments (99.9%) (Cost $5,062,321)			5,187,493
Other Assets and Liabilities—Net (0.1%)			3,026
Net Assets (100%)			5,190,519
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2023	256	27,664	(551)
E-mini S&P 500 Index	December 2023	153	33,090	(1,420)
				(1,971)

See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $5,062,321)	5,187,493
Cash Collateral Pledged—Futures Contracts	2,230
Receivables for Accrued Income	1,469
Receivables for Capital Shares Issued	18,656
Variation Margin Receivable—Futures Contracts	211
Total Assets	5,210,059
Liabilities
Payables for Investment Securities Purchased	8,640
Payables for Capital Shares Redeemed	10,900
Total Liabilities	19,540
Net Assets	5,190,519
At September 30, 2023, net assets consisted of:

Paid-in Capital	5,012,426
Total Distributable Earnings (Loss)	178,093
Net Assets	5,190,519

Net Assets
Applicable to 188,121,674 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,190,519
Net Asset Value Per Share	$27.59
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	97,583
Net Investment Income—Note B	97,583
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	—
Affiliated Funds Sold[1]	22,123
Futures Contracts	(731)
Realized Net Gain (Loss)	21,392
Change in Unrealized Appreciation (Depreciation)
Affiliated Funds	481,759
Futures Contracts	2,110
Change in Unrealized Appreciation (Depreciation)	483,869
Net Increase (Decrease) in Net Assets Resulting from Operations	602,844
1	Includes $28,256,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2023 ($000)	2022 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	97,583	55,399
Realized Net Gain (Loss)	21,392	17,341
Change in Unrealized Appreciation (Depreciation)	483,869	(799,170)
Net Increase (Decrease) in Net Assets Resulting from Operations	602,844	(726,430)
Distributions
Total Distributions	(70,815)	(30,464)
Capital Share Transactions
Issued	2,130,702	1,578,131
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2065 Fund—Note G	—	1,399,373
Issued in Lieu of Cash Distributions	68,514	28,723
Redeemed	(673,806)	(546,565)
Net Increase (Decrease) from Capital Share Transactions	1,525,410	2,459,662
Total Increase (Decrease)	2,057,439	1,702,768
Net Assets
Beginning of Period	3,133,080	1,430,312
End of Period	5,190,519	3,133,080
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$23.76	$30.31	$24.52	$22.69	$22.64
Investment Operations
Net Investment Income[1]	.617	.594	.500	.485	.529
Capital Gain Distributions Received[1]	.000[2]	.005	.017	—	—
Net Realized and Unrealized Gain (Loss) on Investments	3.723	(6.543)	5.712	1.802	(.116)
Total from Investment Operations	4.340	(5.944)	6.229	2.287	.413
Distributions
Dividends from Net Investment Income	(.510)	(.535)	(.400)	(.457)	(.363)
Distributions from Realized Capital Gains	—	(.071)	(.039)	—	.000[2]
Total Distributions	(.510)	(.606)	(.439)	(.457)	(.363)
Net Asset Value, End of Period	$27.59	$23.76	$30.31	$24.52	$22.69
Total Return[3]	18.47%	-20.10%	25.59%	10.11%	2.09%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,191	$3,133	$1,430	$864	$420
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.08%	0.09%[4]	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.13%	1.72%	2.11%	2.42%
Portfolio Turnover Rate	1%[5]	2%[5]	5%	6%	2%
1	Calculated based on average shares outstanding.
2	Distribution was less than $.001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The Acquired Fund Fees and Expenses (AFFE) of 0.09% reflects the blended amount of expenses for the year ended September 30, 2022. Before the acquisition of Vanguard Institutional Target Retirement 2065 Fund on February 11, 2022, the AFFE was 0.15% on an annualized basis. Following the acquisition, the AFFE was 0.08% on an annualized basis. See Note G.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2065 Fund
Notes to Financial Statements
Vanguard Target Retirement 2065 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Target Retirement 2065 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  The fund’s SEC registrant (the Vanguard Chester Funds (the “Trust”)), certain officers and trustees of the Trust, and The Vanguard Group Inc. (collectively, the “Defendants”) were named in putative class action lawsuits filed in 2022 by certain investors (the “Plaintiffs”) in the U.S. District Court for the Eastern District of Pennsylvania; these class action lawsuits were later consolidated into one action. The Plaintiffs assert claims related to their allegations that the Defendants
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Target Retirement 2065 Fund
improperly decided to lower minimum investment limits in 2020 for the Trust’s Institutional Target Retirement funds for certain smaller retirement plan participants, which purportedly harmed certain investors in taxable accounts. The Plaintiffs seek damages and various other forms of relief. The Defendants do not agree with these allegations and claims and intend to vigorously defend against them.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	28,256
Total Distributable Earnings (Loss)	(28,256)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of
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Target Retirement 2065 Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	69,979
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	115,318
Capital Loss Carryforwards	(7,204)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	178,093
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	70,815	28,297
Long-Term Capital Gains	—	2,167
Total	70,815	30,464
*	Includes short-term capital gains, if any.
As of September 30, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,072,175
Gross Unrealized Appreciation	348,072
Gross Unrealized Depreciation	(232,754)
Net Unrealized Appreciation (Depreciation)	115,318
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Target Retirement 2065 Fund
F.  Capital shares issued and redeemed were:
	Year Ended September 30,
	2023 Shares (000)	2022 Shares (000)
Issued	78,495	56,194
Issued in Connection with Acquisition of Vanguard Institutional Target Retirement 2065 Fund—Note G	—	47,117
Issued in Lieu of Cash Distributions	2,723	913
Redeemed	(24,968)	(19,535)
Net Increase (Decrease) in Shares Outstanding	56,250	84,689
G.  On February 11, 2022, the Vanguard Target Retirement 2065 Fund acquired all the net assets of Vanguard Institutional Target Retirement 2065 Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the funds' board of trustees in September 2021. The acquisition was accomplished by a tax-free exchange of 47,117,000 shares of Vanguard Target Retirement 2065 Fund for the 47,101,000 shares of the Acquired Fund outstanding on February 11, 2022. The Acquired Fund's net assets of $1,399,373,000, including $146,955,000 of unrealized appreciation, were combined with Vanguard Target Retirement 2065 Fund's net assets of $1,667,328,000, resulting in combined net assets of $3,066,701,000 on February 11, 2022.
H.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	40,909	NA2	NA2	2	8	2,536	—	61,345
Vanguard Total Bond Market II Index Fund	216,733	165,810	15,292	(315)	(10,552)	8,430	—	356,384
Vanguard Total International Bond II Index Fund	99,330	47,804	5,687	(252)	200	1,980	—	141,395
Vanguard Total International Stock Index Fund	1,120,260	616,326	50,249	4,090	174,230	46,688	—	1,864,657
Vanguard Total Stock Market Index Fund	1,652,773	854,417	79,949	18,598	317,873	37,949	—	2,763,712
Total	3,130,005	1,684,357	151,177	22,123	481,759	97,583	—	5,187,493
1	Includes $111,680,000 of portfolio securities delivered as a result of in-kind redemptions of the fund’s capital shares.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
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Target Retirement 2065 Fund
I.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
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Target Retirement 2070 Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 28, 2022, Through September 30, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2023
	One Year	Since Inception (6/28/2022)	Final Value of a $10,000 Investment
Target Retirement 2070 Fund	18.49%	7.56%	$10,960
Target 2070 Composite Index	18.74	7.73	10,982
MSCI US Broad Market Index	20.67	10.98	11,399
Target 2070 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: the FTSE Global All Cap ex US Index for international stocks, the Bloomberg U.S. Aggregate Float Adjusted Index for U.S. bonds, the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index Hedged for international bonds, and the CRSP US Total Market Index for U.S. stocks. International stock benchmark returns are adjusted for withholding taxes.
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Target Retirement 2070 Fund
Underlying Vanguard Funds
As of September 30, 2023
Vanguard Total Stock Market Index Fund Institutional Plus Shares	54.0%
Vanguard Total International Stock Index Fund Investor Shares	36.0
Vanguard Total Bond Market II Index Fund Investor Shares	7.0
Vanguard Total International Bond II Index Fund Institutional Shares	3.0
The table reflects the fund’s investments, except for short-term investments.
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Target Retirement 2070 Fund
Financial Statements
Schedule of Investments
As of September 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Investment Companies (99.8%)
U.S. Stock Fund (53.9%)
	Vanguard Total Stock Market Index Fund Institutional Plus Shares	874,196	169,577
International Stock Fund (35.9%)
	Vanguard Total International Stock Index Fund Investor Shares	6,583,731	113,108
U.S. Bond Fund (7.0%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	2,434,510	22,081
International Bond Fund (3.0%)
[1]	Vanguard Total International Bond II Index Fund Institutional Shares	367,099	9,434
Total Investment Companies (Cost $312,458)			314,200
Temporary Cash Investments (0.4%)
Money Market Fund (0.4%)
[1]	Vanguard Market Liquidity Fund, 5.391% (Cost $1,253)	12,533	1,253
Total Investments (100.2%) (Cost $313,711)			315,453
Other Assets and Liabilities—Net (-0.2%)			(774)
Net Assets (100%)			314,679
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Statement of Assets and Liabilities
As of September 30, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $313,711)	315,453
Receivables for Accrued Income	76
Receivables for Capital Shares Issued	2,333
Total Assets	317,862
Liabilities
Due to Custodian	12
Payables for Investment Securities Purchased	2,909
Payables for Capital Shares Redeemed	262
Total Liabilities	3,183
Net Assets	314,679
At September 30, 2023, net assets consisted of:

Paid-in Capital	310,553
Total Distributable Earnings (Loss)	4,126
Net Assets	314,679

Net Assets
Applicable to 14,486,034 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	314,679
Net Asset Value Per Share	$21.72
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Statement of Operations

Year Ended September 30, 2023
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	3,677
Net Investment Income—Note B	3,677
Realized Net Gain (Loss)
Affiliated Funds Sold	(16)
Futures Contracts	(14)
Realized Net Gain (Loss)	(30)
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	4,653
Net Increase (Decrease) in Net Assets Resulting from Operations	8,300
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2023	June 28, 2022[1] to September 30, 2022
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,677	134
Realized Net Gain (Loss)	(30)	(771)
Change in Unrealized Appreciation (Depreciation)	4,653	(2,911)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,300	(3,548)
Distributions
Total Distributions	(626)	—
Capital Share Transactions
Issued	317,437	50,855
Issued in Lieu of Cash Distributions	608	—
Redeemed	(42,943)	(15,404)
Net Increase (Decrease) from Capital Share Transactions	275,102	35,451
Total Increase (Decrease)	282,776	31,903
Net Assets
Beginning of Period	31,903	—
End of Period	314,679	31,903
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30, 2023	June 28, 2022[1] to September 30, 2022

Net Asset Value, Beginning of Period	$18.50	$20.00
Investment Operations
Net Investment Income[2]	.523	.113
Capital Gain Distributions Received[2]	—	—
Net Realized and Unrealized Gain (Loss) on Investments	2.879	(1.613)
Total from Investment Operations	3.402	(1.500)
Distributions
Dividends from Net Investment Income	(.182)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.182)	—
Net Asset Value, End of Period	$21.72	$18.50
Total Return[3]	18.49%	-7.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$315	$32
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.08%	0.08%[4]
Ratio of Net Investment Income to Average Net Assets	2.40%	2.15%[4]
Portfolio Turnover Rate	2%	44%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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Target Retirement 2070 Fund
Notes to Financial Statements
Vanguard Target Retirement 2070 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. The fund invests a substantial amount of its assets in Vanguard Total Stock Market Index Fund. Financial statements and other information about each underlying fund are available at www.vanguard.com.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2023, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open futures contracts at September 30, 2023.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Target Retirement 2070 Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the year ended September 30, 2023, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
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Target Retirement 2070 Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2023, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,186
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	955
Capital Loss Carryforwards	(15)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	4,126
The tax character of distributions paid was as follows:
	Year Ended September 30, 2023	Period Ended September 30, 2022
	Amount ($000)	Amount ($000)
Ordinary Income*	626	—
Long-Term Capital Gains	—	—
Total	626	—
*	Includes short-term capital gains, if any.
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Target Retirement 2070 Fund
As of September 30, 2023, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	314,498
Gross Unrealized Appreciation	8,315
Gross Unrealized Depreciation	(7,360)
Net Unrealized Appreciation (Depreciation)	955
E.  Capital shares issued and redeemed were:
	Year Ended September 30, 2023	June 28, 2022[1] to September 30, 2022
	Shares (000)	Shares (000)
Issued	14,713	2,487
Issued in Lieu of Cash Distributions	31	—
Redeemed	(1,983)	(762)
Net Increase (Decrease) in Shares Outstanding	12,761	1,725
1	Inception.
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Sep. 30, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	15	—	1,253
Vanguard Total Bond Market II Index Fund	2,243	20,905	236	(11)	(820)	327	—	22,081
Vanguard Total International Bond II Index Fund	960	8,659	67	(2)	(116)	84	—	9,434
Vanguard Total International Stock Index Fund	11,507	103,150	1,000	(10)	(539)	1,754	—	113,108
Vanguard Total Stock Market Index Fund	17,193	147,367	1,118	7	6,128	1,497	—	169,577
Total	31,903	280,081	2,421	(16)	4,653	3,677	—	315,453
1	Not applicable—purchases and sales are for temporary cash investment purposes.
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Target Retirement 2070 Fund
G.  Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
H.  Management has determined that no events or transactions occurred subsequent to September 30, 2023, that would require recognition or disclosure in these financial statements.
80

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Chester Funds and Shareholders of Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, Vanguard Target Retirement 2055 Fund, Vanguard Target Retirement 2060 Fund, Vanguard Target Retirement 2065 Fund and Vanguard Target Retirement 2070 Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (six of the funds constituting Vanguard Chester Funds, hereafter collectively referred to as the "Funds") as of September 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Vanguard Target Retirement 2045 Fund (1)
Vanguard Target Retirement 2050 Fund (1)
Vanguard Target Retirement 2055 Fund (1)
Vanguard Target Retirement 2060 Fund (1)
Vanguard Target Retirement 2065 Fund (1)
Vanguard Target Retirement 2070 Fund (2)
(1) The related statement of operations for the year ended September 30, 2023, the statement of changes in net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the five years in the period ended September 30, 2023.
(2) The related statement of operations for the year ended September 30, 2023, the statement of changes in net assets and the financial highlights for the year ended September 30, 2023 and for the period June 28, 2022 (inception) through September 30, 2022.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall
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presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction for corporate shareholders.
Fund	Percentage
Target Retirement 2045 Fund	32.3%
Target Retirement 2050 Fund	33.9
Target Retirement 2055 Fund	33.8
Target Retirement 2060 Fund	33.8
Target Retirement 2065 Fund	34.0
Target Retirement 2070 Fund	35.5
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as qualified dividend income for individual shareholders for the fiscal year.
Fund	($000)
Target Retirement 2045 Fund	905,663
Target Retirement 2050 Fund	752,940
Target Retirement 2055 Fund	462,699
Target Retirement 2060 Fund	233,355
Target Retirement 2065 Fund	52,655
Target Retirement 2070 Fund	466
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated as interest earned from obligations of the U.S. government which is generally exempt from state income tax.
Fund	($000)
Target Retirement 2045 Fund	75,905
Target Retirement 2050 Fund	46,186
Target Retirement 2055 Fund	29,299
Target Retirement 2060 Fund	15,223
Target Retirement 2065 Fund	3,725
Target Retirement 2070 Fund	120
83

The following amounts were distributed as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
Fund	($000)
Target Retirement 2045 Fund	367,839
Target Retirement 2050 Fund	121,329
Target Retirement 2055 Fund	26,484
Target Retirement 2060 Fund	—
Target Retirement 2065 Fund	—
Target Retirement 2070 Fund	—
The following percentages, or if subsequently determined to be different, the maximum percentages allowable by law, are hereby designated as ordinary income dividends eligible to be treated as interest income for purposes of section 163(j) and the regulations thereunder for the fiscal period.
Fund	Percentage
Target Retirement 2045 Fund	19.6%
Target Retirement 2050 Fund	14.5
Target Retirement 2055 Fund	14.9
Target Retirement 2060 Fund	15.4
Target Retirement 2065 Fund	16.7
Target Retirement 2070 Fund	52.3
The following amounts, or if subsequently determined to be different, the maximum amounts allowable by law, are hereby designated to shareholders as foreign source income and foreign taxes paid. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Fund	Foreign Source Income ($000)	Foreign Taxes Paid ($000)
Target Retirement 2045 Fund	759,799	57,150
Target Retirement 2050 Fund	640,716	48,881
Target Retirement 2055 Fund	407,782	31,118
Target Retirement 2060 Fund	211,806	16,166
Target Retirement 2065 Fund	52,454	4,001
Target Retirement 2070 Fund	1,974	151
84

"Bloomberg®," Bloomberg U.S. Aggregate Bond Index, Bloomberg U.S. Aggregate Float Adjusted Index, and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) (the Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the Indices (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Target Retirement Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Target Retirement Funds or any member of the public regarding the advisability of investing in securities generally or in the Target Retirement Funds particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Indices, which are determined, composed and calculated by BISL without regard to Vanguard or the Target Retirement Funds. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Target Retirement Funds into consideration in determining, composing or calculating the Indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Target Retirement Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Target Retirement Funds’ customers, in connection with the administration, marketing or trading of the Target Retirement Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TARGET RETIREMENT FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TARGET RETIREMENT FUNDS OR THE INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2023 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
85

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3080B 112023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2023: $30,000
Fiscal Year Ended September 30, 2022: $29,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2023: $9,326,156
Fiscal Year Ended September 30, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2023: $3,295,934
Fiscal Year Ended September 30, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2023: $1,678,928
Fiscal Year Ended September 30, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2023: $25,000
Fiscal Year Ended September 30, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2023: $1,703,928
Fiscal Year Ended September 30, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2023

VANGUARD CHESTER FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.